Exhibit 10.1


                         RECEIVABLES PURCHASE AGREEMENT



                         DATED AS OF SEPTEMBER 30, 2005




                                      AMONG


                  INVACARE RECEIVABLES CORPORATION, AS SELLER,

                       INVACARE CORPORATION, AS SERVICER,

                      PARK AVENUE RECEIVABLES COMPANY, LLC


                                       AND




                       JPMORGAN CHASE BANK, N.A., AS AGENT

                                TABLE OF CONTENTS

                                                                           Page


ARTICLE I. PURCHASE ARRANGEMENTS..............................................1

   Section 1.1    Purchase Facility...........................................1
   Section 1.2    Incremental Purchases.......................................2
   Section 1.3    Incremental Reductions......................................2
   Section 1.4    Payment Requirements........................................2
   Section 1.5    Extension of Liquidity Termination Date.....................3
   Section 1.6    Clean Up Call...............................................3

ARTICLE II. PAYMENTS AND COLLECTIONS..........................................3

   Section 2.1    Payments....................................................3
   Section 2.2    Collections Prior to Amortization...........................4
   Section 2.3    Collections Following Amortization..........................4
   Section 2.4    Application of Collections..................................4
   Section 2.5    Payment Rescission..........................................5
   Section 2.6    Maximum Purchaser Interests.................................5

ARTICLE III. CONDUIT FUNDING..................................................5

   Section 3.1    CP Costs....................................................5
   Section 3.2    CP Costs Payments...........................................6
   Section 3.3    Calculation of CP Costs.....................................6

ARTICLE IV. FINANCIAL INSTITUTION FUNDING.....................................6

   Section 4.1    Financial Institution Funding...............................6
   Section 4.2    Yield Payments..............................................6
   Section 4.3    Selection and Continuation of Tranche Periods...............6
   Section 4.4    Financial Institution Discount Rates........................7
   Section 4.5    Suspension of the LIBO Rate.................................7
   Section 4.6    Terminating Financial Institutions..........................7

ARTICLE V. REPRESENTATIONS AND WARRANTIES.....................................8

   Section 5.1    Representations and Warranties of The Seller Parties........8
   Section 5.2    Financial Institution Representations and Warranties.......12

ARTICLE VI. CONDITIONS OF PURCHASES..........................................13

   Section 6.1    Conditions Precedent to Initial Incremental Purchase.......13
   Section 6.2    Conditions Precedent to All Purchases and Reinvestments....13

ARTICLE VII. COVENANTS.......................................................14

   Section 7.1    Affirmative Covenants of the Seller Parties................14
   Section 7.2    Negative Covenants of the Seller Parties...................22

ARTICLE VIII. ADMINISTRATION AND COLLECTION..................................23

   Section 8.1    Designation of Servicer....................................23
   Section 8.2    Duties of Servicer.........................................24
   Section 8.3    Collection Notices.........................................25
   Section 8.4    Responsibilities of Seller.................................25
   Section 8.5    Reports....................................................26
   Section 8.6    Servicing Fees.............................................26
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ARTICLE IX. AMORTIZATION EVENTS..............................................26

   Section 9.1    Amortization Events........................................26
   Section 9.2    Remedies...................................................29

ARTICLE X. INDEMNIFICATION...................................................29

   Section 10.1   Indemnities................................................29
   Section 10.2   Increased Cost and Reduced Return..........................32
   Section 10.3   Other Costs and Expenses...................................33

ARTICLE XI. THE AGENT........................................................34

   Section 11.1   Authorization and Action...................................34
   Section 11.2   Delegation of Duties.......................................34
   Section 11.3   Exculpatory Provisions.....................................34
   Section 11.4   Reliance by Agent..........................................35
   Section 11.5   Non-Reliance on Agent and Other Purchasers.................35
   Section 11.6   Reimbursement and Indemnification..........................35
   Section 11.7   Agent in its Individual Capacity...........................36
   Section 11.8   Successor Agent............................................36

ARTICLE XII. ASSIGNMENTS; PARTICIPATIONS.....................................36

   Section 12.1   Assignments................................................36
   Section 12.2   Participations.............................................37

ARTICLE XIII.................................................................38


MISCELLANEOUS................................................................38

   Section 13.1   Waivers and Amendments.....................................38
   Section 13.2   Notices....................................................39
   Section 13.3   Ratable Payments...........................................39
   Section 13.4   Protection of Ownership Interests of the Purchasers........39
   Section 13.5   Confidentiality............................................40
   Section 13.6   Bankruptcy Petition........................................40
   Section 13.7   Limitation of Liability....................................41
   Section 13.8   CHOICE OF LAW..............................................41
   Section 13.9   CONSENT TO JURISDICTION....................................41
   Section 13.10  WAIVER OF JURY TRIAL.......................................41
   Section 13.11  Integration; Binding Effect; Survival of Terms.............42
   Section 13.12  Counterparts; Severability; Section References.............42
   Section 13.13  JPMorgan Chase Roles.......................................42
   Section 13.14  Characterization...........................................42

                             EXHIBITS AND SCHEDULES

Exhibit I         Definitions

Exhibit II        Form of Purchase Notice

Exhibit III State of Organization; Places of Business; Locations of Records; Federal Employer Identification Number and Organizational Identification Number

Exhibit IV        Names of Collection Banks; Collection Accounts

Exhibit V         Form of Compliance Certificate

Exhibit VI        Form of Collection Account Agreement

Exhibit VII       Form of Assignment Agreement

Exhibit VIII      Credit and Collection Policy

Exhibit IX        Form of Monthly Report

Exhibit X         Form of Performance Undertaking


Schedule A        Commitments

Schedule B        Closing Documents

                         RECEIVABLES PURCHASE AGREEMENT

     THIS RECEIVABLES PURCHASE AGREEMENT dated as of September 30, 2005 is among Invacare Receivables Corporation, a Delaware corporation ("Seller"), Invacare Corporation, an Ohio corporation ("Invacare"), as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), the entities listed on Schedule A to this Agreement (together with any of their respective successors and assigns hereunder, the "Financial Institutions"), Park Avenue Receivables Company, LLC ("Conduit") and JPMorgan Chase Bank, N.A., as agent for the Purchasers hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the "Agent"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.

                             PRELIMINARY STATEMENTS

               Seller desires to transfer and assign Purchaser Interests to the Purchasers from time to time.

               Conduit may, in its absolute and sole discretion, purchase Purchaser Interests from Seller from time to time.

               In the event that Conduit declines to make any such purchase, the Financial Institutions shall make such purchase in accordance with the terms hereof.

               JPMorgan Chase Bank, N.A. has been requested and is willing to act as Agent on behalf of Conduit and the Financial Institutions in accordance with the terms hereof.


                                   ARTICLE I.

                              PURCHASE ARRANGEMENTS

     Section 1.1 Purchase Facility. (a) Upon the terms and subject to the conditions hereof, Seller may from time to time prior to the Facility Termination Date, at its option, sell and assign Purchaser Interests to the Agent for the benefit of one or more of the Purchasers by delivering (or causing the Servicer to deliver on its behalf) a Purchase Notice to the Agent in accordance with Section 1.2. Upon the Agent's receipt of a Purchase Notice from Seller or Servicer, in accordance with the terms and conditions set forth herein, Conduit may, at its option, instruct the Agent to purchase on behalf of Conduit, or if Conduit shall decline to purchase, the Agent shall purchase, on behalf of the Financial Institutions, Purchaser Interests from time to time in an aggregate amount not to exceed at such time the lesser of (i) the Purchase Limit and (ii) the aggregate amount of the Commitments.

     (b) Seller may, upon at least 5 Business Days' notice to the Agent, terminate in whole or reduce in part (and ratably among the Financial Institutions), the unused portion of the Purchase Limit; provided that each partial reduction of the Purchase Limit shall be in an aggregate amount equal to $10,000,000 or a larger integral multiple of $1,000,000 thereof.

     Section 1.2 Incremental Purchases. Seller (or Servicer on Seller's behalf) shall provide the Agent with at least two (2) Business Days' prior notice in a form set forth as Exhibit II hereto of each Incremental Purchase (a "Purchase Notice"). Each Purchase Notice shall be subject to Section 6.2 hereof and, except as set forth below, shall be irrevocable and shall specify the requested Purchase Price (which shall not be less than $1,000,000) and date of purchase (which, in the case of any Incremental Purchase (after the initial Incremental Purchase hereunder), shall only be on a Settlement Date) and, in the case of an Incremental Purchase to be funded by the Financial Institutions, the requested Discount Rate and Tranche Period. Following receipt of a Purchase Notice, the Agent will determine whether Conduit agrees to make the purchase. If Conduit declines to make a proposed purchase, Agent shall provide Seller notice thereof, and Seller may then cancel the Purchase Notice or, in the absence of such a cancellation, the Incremental Purchase of the Purchaser Interest will be made by the Financial Institutions. On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Section 6.2 (but for the initial Incremental Purchase, all of Article VI), each of Conduit or the Financial Institutions, as applicable, shall wire-transfer to the Facility Account, in immediately available funds, no later than 12:00 noon (Chicago time), an amount equal to (i) in the case of Conduit, the aggregate Purchase Price of the Purchaser Interests Conduit is then purchasing or (ii) in the case of a Financial Institution, such Financial Institution's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests the Financial Institutions are then purchasing.

     Section 1.3 Incremental Reductions. Seller (or Servicer on its behalf) shall provide the Agent with prior written notice in conformity with the Required Notice Period (a "Reduction Notice") of any proposed reduction of Aggregate Capital. Such Reduction Notice shall designate (i) the date (the "Proposed Reduction Date") upon which any such reduction of Aggregate Capital shall occur (which date shall give effect to the applicable Required Notice Period), and (ii) the amount of Aggregate Capital to be reduced (the "Aggregate Reduction") which shall be applied ratably to the Purchaser Interests of Conduit and the Financial Institutions in accordance with the amount of Capital (if any) owing to Conduit, on the one hand, and the amount of Capital (if any) owing to the Financial Institutions (ratably, based on their respective Pro Rata Shares), on the other hand. Only one (1) Reduction Notice shall be outstanding at any time.

     Section 1.4 Payment Requirements. All amounts to be paid or deposited by any Seller Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Chicago time) on the day when due in immediately available funds, and if not received before 11:00 a.m. (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser they shall be paid to the Agent, for the account of such Purchaser, at 1 Bank One Plaza, Chicago, Illinois 60670 until otherwise notified by the Agent. All computations of Yield, per annum fees calculated as part of any CP Costs, per annum fees hereunder and per annum fees under the Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed; provided that any interest or per annum fees calculated based on the Prime Rate shall be made on the basis of a year of 365 days. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.

     Section 1.5  Extension  of Liquidity  Termination  Date.  Provided  that no
Amortization Event or Potential Amortization Event has occurred and is continuing, the Seller (or Servicer on Seller's behalf) may request an extension of the Liquidity Termination Date by submitting a request for an extension (each, an "Extension Request") to the Agent no more than 120 days and not less than 60 days prior to the then current Liquidity Termination Date. Upon receipt of such an Extension Request, the Agent shall notify the Purchasers of the contents thereof and shall request each Purchaser to approve the Extension Request. Each Purchaser shall deliver its written notice indicating whether such Purchaser intends to renew its Commitment hereunder to the Agent no later than thirty (30) days after the request (the "Response Date"), whereupon the Agent shall notify the Seller within one Business Day thereafter as to whether all Purchasers have approved the Extension Request. If all Purchasers have approved the Extension Request by the Response Date, the Liquidity Termination Date shall be extended to the date which is 364 days from the Response Date (such date, the "Extension Date"). If any Financial Institution does not agree to an Extension Request, the Liquidity Termination Date as to such Financial Institution shall remain unchanged and Conduit shall have the rights set forth in Section 4.6.

     Section 1.6 Clean Up Call. Each of Seller and Servicer shall have the right (after providing written notice to the Agent in accordance with the Required Notice Period), at any time following the reduction of the Aggregate Capital to a level that is less than 50.0% of the original Purchase Limit, to repurchase all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds to the Agent. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against Conduit or the Agent.


                                  ARTICLE II.

                            PAYMENTS AND COLLECTIONS

     Section 2.1 Payments. Notwithstanding any limitation on recourse contained in this Agreement, Seller (or Servicer on Seller's behalf) shall immediately pay to the Agent when due, for the account of the relevant Purchaser or Purchasers on a full recourse basis, (i) such fees as set forth in the Fee Letter (which fees shall be sufficient to pay all fees owing to the Financial Institutions),
(ii) all CP Costs, (iii) all amounts payable as Yield, (iv) all amounts payable as Deemed Collections (which shall be immediately due and payable by Seller and applied to reduce outstanding Aggregate Capital hereunder in accordance with Sections 2.2 and 2.3 hereof but which, unless an Amortization Event has occurred and is continuing, shall not be applied until the next Settlement Date, (v) all amounts required pursuant to Section 2.6, (vi) all amounts payable pursuant to
Article X, if any, (vii) the Servicing Fee and all Servicer costs and expenses in connection with servicing, administering and collecting the Receivables,
(viii) all Broken Funding Costs and (ix) all Default Fees (collectively, the "Obligations"). If Seller fails to pay any of the Obligations when due, Seller agrees to pay, on demand, the Default Fee in respect thereof (other than with respect to clauses (vii) and (ix) thereof) until paid. Notwithstanding the foregoing, no provision of this Agreement or the Fee Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time Seller receives any Collections or Deemed Collections, Seller shall immediately pay such Collections or Deemed Collections to the Servicer for application in accordance with the terms and conditions hereof and, at all times prior to such payment, such Collections or Deemed Collections shall be held in trust by Seller for the exclusive benefit of the Purchasers and the Agent.


     Section 2.2 Collections Prior to Amortization. Prior to the Amortization Date, any Collections and/or Deemed Collections received by the Servicer shall be set aside and held in trust by the Servicer (but the Servicer shall not be required to segregate such Collections or Deemed Collections) for the payment of any accrued and unpaid Aggregate Unpaids or for a Reinvestment as provided in this Section 2.2. If on any Business Day prior to the Amortization Date, Collections are received by the Servicer after payment of any Obligations that are due and occurring, Seller hereby requests and the Purchasers hereby agree to make, simultaneously with such receipt, a reinvestment (each a "Reinvestment") with that portion of the balance of each and every Collection received by the Servicer that is part of any Purchaser Interest, such that after giving effect to such Reinvestment, the amount of Capital of such Purchaser Interest immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Capital immediately prior to such receipt. On each Settlement Date prior to the occurrence of the Amortization Date, the Servicer shall remit to the Agent's account the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment and apply such amounts (if not previously paid in accordance with Section 2.1) to reduce the Obligations. Once such Obligations shall be reduced to zero, any additional Collections received by the Servicer (i) if applicable, shall be remitted to the Agent's account no later than 11:00 a.m. (Chicago time) to the extent required to fund any Aggregate Reduction on such Settlement Date and (ii) any balance remaining thereafter shall be remitted from the Servicer to Seller on such Settlement Date.

     Section 2.3 Collections Following Amortization. On the Amortization Date and on each day thereafter, the Servicer shall set aside and hold in trust, for the holder of each Purchaser Interest, all Collections received on such day and an additional amount for the payment of any accrued and unpaid Obligations owed by Seller and not previously paid by Seller in accordance with Section 2.1. On and after the Amortization Date, the Servicer shall, at any time upon the request from time to time by (or pursuant to standing instructions from) the Agent (i) remit to the Agent's account the amounts set aside pursuant to the preceding sentence, and (ii) apply such amounts to reduce the Capital associated with each such Purchaser Interest and any other Aggregate Unpaids.

     Section 2.4 Application of Collections. If there shall be insufficient funds on deposit for the Servicer to distribute funds in payment in full of the aforementioned amounts pursuant to Section 2.2 or 2.3 (as applicable), the Servicer shall distribute funds:

               first, to the payment of the Servicer's reasonable out-of-pocket costs and expenses in connection with servicing, administering and collecting the Receivables, including the Servicing Fee, to the extent such costs and expenses are documented in reasonable detail, second, to the reimbursement of the Agent's costs of collection and enforcement of this Agreement, third, ratably to the payment of all accrued and unpaid fees under the Fee Letter, CP Costs and Yield,

               fourth, for the ratable payment of Aggregate Capital to the extent required by any Section of this Agreement,

               fifth, unless the Amortization Date has occurred or a Reduction Notice has been delivered, to the making of a Reinvestment,

               sixth, to the ratable reduction of all other Obligations, and seventh, after the Aggregate Unpaids have been indefeasibly reduced to zero, to Seller.

Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth above in this Section 2.4, shall be shared ratably (within each priority) among the Agent and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.

     Section 2.5 Payment Rescission. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Agent (for application to the Person or Persons who suffered such rescission, return or refund) the full amount thereof together with, in the case of Capital, Yield thereon from the date of any such rescission, return or refunding at the Prime Rate.

     Section 2.6 Maximum Purchaser Interests. Seller shall ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate 100%. If the aggregate of the Purchaser Interests of the Purchasers exceeds
100%,  Seller  shall pay to the Agent on the  earlier of (a) the day that is two
(2) Business Days after the date thereof or (b) the next Settlement Date, an amount to be applied to reduce the Aggregate Capital (as allocated by the Agent), such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than 100%, except for a representation and warranty that such reconveyance to Seller is being made free and clear of any Adverse Claim created by the Agent or any Purchaser.

                                  ARTICLE III.

                                 CONDUIT FUNDING

     Section 3.1 CP Costs. Seller shall pay CP Costs with respect to the Capital associated with each Purchaser Interest of Conduit for each day that any Capital in respect of such Purchaser Interest is outstanding. Each Purchaser Interest funded substantially with Pooled Commercial Paper will accrue CP Costs each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by Conduit and funded substantially with related Pooled Commercial Paper.

     Section 3.2 CP Costs Payments. On each Settlement Date, Seller shall pay to the Agent (for the benefit of Conduit) an aggregate amount equal to all accrued and unpaid CP Costs in respect of the Capital associated with all Purchaser Interests of Conduit for the immediately preceding Accrual Period in accordance with Article II.

     Section 3.3 Calculation of CP Costs. On the third Business Day immediately preceding each Settlement Date, Conduit shall calculate the aggregate amount of CP Costs allocated to the Capital of the Purchaser Interests for the applicable Accrual Period and shall notify Seller of such aggregate amount.


                                  ARTICLE IV.

                          FINANCIAL INSTITUTION FUNDING

     Section 4.1 Financial Institution Funding. Each Purchaser Interest of the Financial Institutions shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof. Until Seller gives notice to the Agent of another Discount Rate in accordance with Section 4.4, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions by Conduit pursuant to the terms and conditions hereof shall be the Prime Rate. If the Financial Institutions acquire by assignment from Conduit any Purchaser Interest pursuant to a Funding Agreement, each Purchaser Interest so assigned shall each be deemed to have a new Tranche Period commencing on the date of any such assignment.

     Section 4.2 Yield Payments. On the Settlement Date for each Purchaser Interest of the Financial Institutions, Seller shall pay to the Agent (for the benefit of the Financial Institutions) an aggregate amount equal to the accrued and unpaid Yield for the entire Tranche Period of each such Purchaser Interest in accordance with Article II.

     Section   4.3   Selection   and    Continuation    of   Tranche    Periods.

     (a) With consultation from (and approval by) the Agent (which approval shall not be unreasonably withheld), Seller shall from time to time request Tranche Periods for the Purchaser Interests of the Financial Institutions, provided that, if at any time the Financial Institutions shall have a Purchaser Interest, Seller shall always request Tranche Periods such that at least one Tranche Period shall end on the date specified in clause (A) of the definition of Settlement Date.

     (b) Seller or the Agent, upon notice to and consent by the other (such consent not to be unreasonably withheld) received at least three (3) Business Days prior to the end of a Tranche Period (the "Terminating Tranche") for any Purchaser Interest, may, effective on the last day of the Terminating Tranche:
(i) divide any such Purchaser Interest into multiple Purchaser Interests, (ii) combine any such Purchaser Interest with one or more other Purchaser Interests that have a Terminating Tranche ending on the same day as such Terminating Tranche or (iii) combine any such Purchaser Interest with a new Purchaser Interests to be purchased on the day such Terminating Tranche ends, provided, that in no event may a Purchaser Interest of Conduit be combined with a Purchaser Interest of the Financial Institutions.

     Section 4.4 Financial Institution Discount Rates. Seller may select the LIBO Rate or the Prime Rate for each Purchaser Interest of the Financial Institutions. Seller shall by 11:00 a.m. (Chicago time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) on the day of the expiration of any Terminating Tranche with respect to which the Prime Rate is being requested as a new Discount Rate, give the Agent irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche. Until Seller gives notice to the Agent of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof (including
Section 4.1) shall be the Prime Rate.

     Section 4.5 Suspension of the LIBO Rate

     (a) If any Financial Institution notifies the Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not, in its reasonable determination, accurately reflect the cost of acquiring or maintaining a Purchaser Interest at such LIBO Rate, then the Agent shall suspend the availability of such LIBO Rate and require Seller to select the Prime Rate for any Purchaser Interest accruing Yield at such LIBO Rate; provided that before making any such suspension, the applicable Financial Institution shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it) to designate, in consultation with Seller and the Agent, a different LIBO Rate lending office if the making of such designation would allow such Financial Institution or its LIBO Rate lending office to continue to fund its Pro Rata Share of the Purchaser Interests at a LIBO Rate and avoid the situations set forth in clauses (i) - (iii) above.

     (b) If less than all of the Financial Institutions give a notice to the Agent pursuant to Section 4.5(a), each Financial Institution which gave such a notice shall be obliged, at the request of Seller, Conduit or the Agent, to assign all of its rights and obligations hereunder to (i) another Financial Institution or (ii) another funding entity nominated by Seller or the Agent that is acceptable to Conduit and willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution; provided that (i) the notifying Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution's Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 12.1(b).


     Section 4.6 Terminating Financial Institutions.

     (a) If any  Financial  Institution  fails to  deliver  notice  pursuant  to
Section 1.5 by the Response Date, such Financial Institution will be deemed to have declined to renew its Commitment (each Financial Institution which has

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declined or has been deemed to have declined to renew its Commitment  hereunder, a "Non-Renewing Financial Institution"). The Agent shall promptly notify Conduit of each Non-Renewing Financial Institution and Conduit, in its sole discretion, may (A) to the extent of Commitment Availability, declare that such Non-Renewing
Financial  Institution's   Commitment  shall,  to  such  extent,   automatically
terminate on the Liquidity Termination Date or (B) upon one (1) Business Days' notice to such Non-Renewing Financial Institution assign to such Non-Renewing Financial Institution on a date specified by Conduit its Pro Rata Share of the aggregate Purchaser Interests then held by Conduit, subject to, and in accordance with, the Funding Agreement. In addition, Conduit may, in its sole discretion, at any time (x) to the extent of Commitment Availability, declare
that  any  Affected  Financial  Institution's   Commitment  shall  automatically
terminate on a date specified by Conduit or (y) assign to any Affected Financial Institution on a date specified by Conduit its Pro Rata Share of the aggregate Purchaser Interests then held by Conduit, subject to, and in accordance with, the Funding Agreement (each Affected Financial Institution or each Non-Renewing Financial Institution is hereinafter referred to as a "Terminating Financial Institution"). The parties hereto expressly acknowledge that any declaration of the termination of any Commitment, any assignment pursuant to this Section 4.6 and the order of priority of any such termination or assignment among Terminating Financial Institutions shall be made by Conduit in its sole and absolute discretion.

     (b) Upon any assignment to a Terminating Financial Institution as provided in this Section 4.6, any remaining Commitment of such Terminating Financial Institution shall automatically terminate. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to Sections 2.2 and 2.3) all rights and obligations of such Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a "Financial Institution" hereunder; provided, however, that the provisions of
Article X shall  continue in effect for its benefit  with  respect to  Purchaser
Interests held by such Terminating Financial Institution prior to its termination as a Financial Institution.


                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES

     Section 5.1 Representations and Warranties of The Seller Parties. As of the date of each Incremental

Purchase and the date of each Reinvestment:

     (a) Corporate Existence and Power. Each of Seller and Servicer represents and warrants that it is a Person duly organized, validly existing and in good standing under the laws of the state or other political subdivision of its jurisdiction of incorporation or organization, as the case may be, and is duly qualified to do business, and is in good standing, in all additional jurisdictions where such qualification is necessary under applicable law, except where the failure to be so qualified would not have a Material Adverse Effect.

     (b) Power and Authority. Each of Seller and Servicer represents and warrants that it has all requisite corporate power to own or lease the properties used in its business and to carry on its business as now being

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conducted  and as  proposed  to be  conducted,  and to execute  and  deliver the
Transaction Documents to which it is a party and to engage in the transactions contemplated by the Transaction Documents.

     (c) No Conflict. Each of Seller and Servicer represents and warrants that the execution and delivery by it of this Agreement and each other Transaction
Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree of which it is aware binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets or the assets of its Subsidiaries (except as created hereunder) except, in each of the foregoing cases, where such contravention or violation would not have a Material Adverse Effect. The Seller represents and warrants that no transaction contemplated hereunder requires compliance with any bulk sales act or similar law.

     (d) Governmental Authorization. Each of Seller and Servicer represents and warrants that, other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution and delivery by Seller of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder, except in the case of Seller (i) with respect to Governmental Receivables, compliance with any Assignment of Claims Act and (ii) any such authorization, approval or other action that may be required by any foreign Governmental Authority with respect to Foreign Receivables.

     (e) Actions, Suits. Each of Seller and Servicer represents and warrants that there is no action, suit or proceeding pending or, to the best of its knowledge, threatened against or affecting such Seller Party before or by any court, Governmental Authority or arbitrator, which is likely to have, either individually or collectively, a Material Adverse Effect, and to the best of such Seller Party's knowledge, there is no basis for any such action, suit or proceeding

     (f) Binding Effect. Each of Seller and Servicer represents and warrants that the Transaction Documents executed by it, will be at all times from and after the date of delivery thereof, its legal, valid and binding obligations enforceable against it in accordance with their respective terms; except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceedings may be brought.

     (g) Accuracy of Information. Each of Seller and Servicer represents and warrants that all information heretofore furnished by an Authorized Officer of such Seller Party or any Originator to the Agent or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by an Authorized Officer of such Seller Party or any Originator to the Agent or the Purchasers will be, true and accurate in every

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material  respect on the date such  information  is stated or certified  (unless otherwise disclosed to Agent or Purchasers at such time) and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

     (h) Use of Proceeds. Seller represents and warrants that no proceeds of any purchase hereunder will be used (i) for a purpose that violates Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

     (i) Good Title. Seller represents and warrants that, immediately prior to each purchase hereunder, Seller shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim (except with respect to Foreign Receivables), except as created by the Transaction Documents. Seller represents and warrants that there have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's ownership interest in each Receivable (other than Foreign Receivables), its Collections and the Related Security, except that Seller's rights with respect to any Government Receivable may be restricted by an applicable Assignment of Claims Act.

     (j) Perfection. Seller represents and warrants that, this Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each purchase hereunder, transfer to the Agent for the benefit of the relevant Purchaser or Purchasers (and the Agent for the benefit of such Purchaser or Purchasers shall acquire from Seller) a valid and perfected first priority undivided percentage ownership or security interest in each Receivable (other than Foreign Receivables) existing or hereafter arising and in the Related Security (to the extent covered by Article 9 of the UCC) and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transactions Documents. Seller represents and warrants that there have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (on behalf of the Purchasers) ownership or security interest in the Receivables (other than Foreign Receivables), the Related Security (to the extent covered by Article 9 of the UCC) and the Collections, except that Seller's rights with respect to any Government Receivable may be restricted by an applicable Assignment of Claims Act.

     (k) Places of Business and Locations of Records. Seller represents and warrants that (i) its state of organization, principal places of business, chief executive office and the offices where it keeps all of its Records are located at the addresses listed on Exhibit III or such other locations of which the Agent has been notified in accordance with Section 7.2(a) in jurisdictions where all action required by Section 13.4(a) has been taken and completed, and (ii) Seller's Federal Employer Identification Number and Organizational Identification Number are correctly set forth on Exhibit III.

     (l) Collections.  Each of Seller and Servicer  represents and warrants that
(i) the conditions and requirements set forth in Section 7.1(j) and Section 8.2 have at all times been satisfied and duly performed, and (ii) the names and

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addresses of all  Collection  Banks,  together  with the account  numbers of the
Collection Accounts of Seller at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit IV. Seller represents and warrants that Seller has not granted any Person, other than the Agent as contemplated by this Agreement, dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event. Notwithstanding the foregoing, Seller confirms that it has granted the Servicer a right of access to the Lock-Boxes and Collection Accounts to the extent permitted in the Collection Account Agreements.

     (m) Material Adverse Effect. (i) The initial Servicer represents and warrants that since September 30, 2004, no event has occurred that would have a Material Adverse Effect and (ii) Seller represents and warrants that since the date of this Agreement, no event has occurred that would have a Material Adverse Effect on Seller.

     (n) Names. Seller represents and warrants that, in the past five (5) years, Seller has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

     (o) Ownership of Seller. Seller represents and warrants that the Originators own, directly or indirectly, 100% of all classes of the issued and outstanding capital stock of Seller, free and clear of any Adverse Claim. Seller represents and warrants that such capital stock is validly issued, fully paid and nonassessable, and that there are no options, warrants or other rights to acquire securities of Seller.

     (p) Not a Holding Company or an Investment Company. Seller represents and warrants that Seller is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Seller represents and warrants that Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

     (q) Compliance with Law. Each of Seller and Servicer represents and warrants that it has complied with all applicable laws, rules, regulations and orders of any Governmental Authority (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) in effect, except in each of the foregoing cases, where failure to comply could not reasonably be expected to have a Material Adverse Effect. Each Eligible Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

     (r) Compliance with Credit and Collection Policy. Each of Seller and Servicer represents and warrants that it has complied in all material respects with the Credit and Collection Policy with regard to each Eligible Receivable

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and the related Contract,  and has not made or authorized any material change to such Credit and Collection  Policy,  except such material change as to which the
Agent  has  been  notified  in  accordance  with  Section   4.1(a)(vii)  of  the
Receivables Sale Agreement.

     (s) Payments to Originators. Seller represents and warrants that, with respect to each Receivable transferred to Seller pursuant to the Receivables Sale Agreement, Seller has given reasonably equivalent value to the applicable Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable under the Receivables Sale Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101 et seq.), as amended.

     (t) Enforceability of Contracts. Seller represents and warrants that each Contract with respect to each Eligible Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Eligible Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (u) Eligible Receivables. Seller represents and warrants that each Receivable included in the Net Receivables Balance as an Eligible Receivable on the date of its purchase under the Receivables Sale Agreement was an Eligible Receivable on such purchase date, and Servicer represents that, to the extent it compiles any report computing the Net Receivables Balance based upon information received by it from Seller or any Originator, it has not included any Receivable in the Net Receivables Balance other than a Receivable identified by Seller or such Originator as an Eligible Receivable.

     (v) Net Receivables Balance. Each of Seller and Servicer represents and warrants that it has determined that, immediately after giving effect to each purchase hereunder, the Net Receivables Balance is at least equal to the sum of
(i) the Aggregate Capital, plus (ii) the Aggregate Reserves.

     (w) Accounting. The manner in which such Seller Party accounts for the transactions contemplated by this Agreement and the Receivables Sale Agreement does not jeopardize the true sale nature of the transaction between the Originators and Seller under the Receivables Sale Agreement.

     Section 5.2 Financial Institution Representations and Warranties. Each Financial Institution hereby represents and warrants to the Agent and Conduit that:

     (a) Existence and Power. Such Financial Institution is a corporation or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

     (b) No Conflict. The execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate

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action,  do not  contravene  or  violate  (i) its  certificate  or  articles  of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This Agreement has been duly authorized, executed and delivered by such Financial Institution.

     (c) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder.

     (d) Binding Effect. This Agreement constitutes the legal, valid and binding obligation of such Financial Institution enforceable against such Financial Institution in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).


                                  ARTICLE VI.

                             CONDITIONS OF PURCHASES

     Section 6.1 Conditions Precedent to Initial Incremental Purchase. The initial Incremental Purchase of a Purchaser Interest under this Agreement is subject to the conditions precedent that (a) the Agent shall have received on or before the date of such purchase those documents listed on Schedule B and (b) the Agent shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letter.

     Section 6.2 Conditions Precedent to All Purchases and Reinvestments. Each purchase of a Purchaser Interest and each Reinvestment shall be subject to the further conditions precedent that (a) in the case of each such purchase or Reinvestment the Servicer shall have delivered to the Agent on or prior to the date of such purchase, in form and substance satisfactory to the Agent, all Monthly Reports and other interim reports as and when due under Section 8.5; (b) the Facility Termination Date shall not have occurred; (c) the Agent shall have received such other approvals, opinions or documents as it may reasonably request; and (d) on the date of each such Incremental Purchase or Reinvestment, the following statements shall be true (and acceptance of the proceeds of such Incremental Purchase or Reinvestment shall be deemed a representation and warranty by Seller that such statements are then true):

               (i) the representations and warranties set forth in Section 5.1 are true and correct on and as of the date of such Incremental Purchase or Reinvestment as though made on and as of such date;

               (ii) no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that will constitute

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          an Amortization Event, and no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that would constitute a Potential Amortization Event; and

               (iii) the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%.

It is expressly understood that each Reinvestment shall, unless otherwise directed by the Agent or any Purchaser, occur automatically on each day that the Servicer shall receive any Collections without the requirement that any further action be taken on the part of any Person and notwithstanding the failure of Seller to satisfy any of the foregoing conditions precedent in respect of such Reinvestment. The failure of Seller to satisfy any of the foregoing conditions precedent in respect of any Reinvestment shall give rise to a right of the Agent, which right may be exercised at any time on demand of the Agent, to rescind such Reinvestment and direct Seller to pay to the Agent for the benefit of the Purchasers an amount equal to the Collections prior to the Amortization Date that shall have been applied to the affected Reinvestment.

                                  ARTICLE VII.

                                    COVENANTS

     Section 7.1 Affirmative Covenants of the Seller Parties. Until the date on which the Aggregate Unpaids have been paid in full and this Agreement terminates in accordance with its terms:

     (a) Financial Reporting. Each Seller Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP. Seller will furnish or cause to be furnished to the Agent:

               (i) Annual Reporting. As soon as available and in any event within the earlier of (A) five (5) days after the time period specified by the Securities and Exchange Commission under the Exchange Act for annual reporting or (B) within 90 days after the end of each fiscal year of Invacare, (a) a copy of the consolidated balance sheet of Invacare and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flow of Invacare and its Subsidiaries for such fiscal year, with a customary audit report of Ernst & Young, or other nationally recognized independent certified public accountants selected by Invacare, without qualifications unacceptable to the Purchasers and (b) comparable unaudited financial statements of Seller in reasonable detail and duly certified by an Authorized Officer of Seller as having been prepared in accordance with GAAP.

               (ii) Quarterly Reporting. As soon as available and in any event within the earlier of (A) five (5) days after the time period specified by the Securities and Exchange Commission under the Exchange Act for quarterly reporting or (B) within 50 days after the end of each of the first three fiscal quarters of each fiscal year of Invacare, (a) the consolidated balance sheet of Invacare and its

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          Subsidiaries  as  of  the  end  of  such  quarter,   and  the  related
          consolidated statements of income and cash flow for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding fiscal year, all in reasonable detail and duly certified (subject to normal year-end adjustments) by an Authorized Officer of Invacare as having been prepared in accordance with GAAP and (b) comparable unaudited financial statements of Seller in reasonable detail and duly certified by an Authorized Officer of Seller as having been prepared in accordance with GAAP.

               (iii) Compliance Certificate. Together with the financial statements required in clauses (i) and (ii) above, a compliance certificate in substantially the form of Exhibit V signed by an Authorized Officer of the applicable Seller Party and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

               (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of Invacare, copies of all financial statements, reports and proxy statements so furnished.

               (v) S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements (other than registration statements on SEC Form S-8) which Invacare or any of its Subsidiaries files with the Securities and Exchange Commission.

               (vi) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from an Originator, the Provider or any Collection Bank, copies of the same.

               (vii) Other Information. To the extent it may lawfully do so, promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the financial condition, operations or business of such Seller Party as the Agent may from time to time reasonably request in order to protect the interests of the Agent and the Purchasers under or as contemplated by this Agreement.

     (b) Notices. Such Seller Party will notify the Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

               (i) Amortization Events or Potential Amortization Events. The occurrence of each Amortization Event and each Potential Amortization Event, by a statement of an Authorized Officer of such Seller Party.

               (ii) Judgment and Proceedings. (A) (1) The entry of any judgment or decree against the Servicer or any of its respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against the Servicer and its Subsidiaries exceeds $10,000,000 after deducting (a) the amount with respect to which the Servicer or any such Subsidiary is insured and with respect to which the insurer has acknowledged responsibility in writing, and (b) the amount for which the Servicer or any such Subsidiary is otherwise indemnified if the terms of such indemnification are reasonably satisfactory to the Agent, and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against the Servicer which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against Seller.

               (iii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

               (iv) Termination Date. The occurrence of the "Termination Date" under and as defined in the Receivables Sale Agreement.

               (v) Defaults Under Other Agreements. The occurrence of a default or an event of default under any other financing arrangement pursuant to which Seller is a debtor or an obligor, or the occurrence of a default or an event of default under any financing arrangement pursuant to which Servicer is a debtor or an obligor if such financing arrangement involves a monetary obligation or line of credit of at least $5,000,000 in aggregate amount.

               (vi) Downgrade of Invacare. At any time while Invacare has rated debt securities outstanding, any downgrade in the rating of any Indebtedness of Invacare by Standard & Poor's Ratings Group or by Moody's Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.

     (c) Compliance with Laws and Preservation of Corporate Existence. Such Seller Party will comply with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

     (d) Audits. Such Seller Party will furnish to the Agent from time to time such information with respect to it and the Receivables as the Agent may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Agent upon reasonable notice and at the sole cost of such Seller Party, permit the Agent, or its agents or representatives (and shall cause each Originator to permit the Agent or its agents or representatives), (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such

     Person's financial condition or the Receivables and the Related Security or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts and, in each case, with any of the officers or employees of Seller or the Servicer having knowledge of such matters (each of the forgoing examinations and visits constituting a "Review"); provided, however, that unless an Amortization Event occurs and is continuing, the Seller Parties shall only be responsible for the costs and expenses of one Review in any one calendar year.

     (e) Keeping and Marking of Records and Books.

               (i) The Servicer will (and will cause each Originator to) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will (and will cause each Originator to) give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

               (ii) The Servicer will (and will cause each Originator to) (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Agent, describing the Purchaser Interests and (B) upon the request of the Agent following the occurrence and continuance of an Amortization Event, deliver to the Agent all invoices included in the Contracts (including, without limitation, all multiple originals of any such invoice) relating to the Receivables.

     (f) Compliance with Contracts and Credit and Collection Policy. Servicer will (and will cause each Originator to) timely and fully (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

     (g) Performance and Enforcement of Receivables Sale Agreement. Seller will, and will require each Originator to, perform each of their respective obligations and undertakings under and pursuant to the Receivables Sale Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will diligently enforce the rights and remedies accorded to Seller under the Receivables Sale Agreement. Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent and the Purchasers as assignees of Seller) under the Receivables Sale Agreement as the Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement.

     (h) Ownership. Seller will (or will cause each Originator to) take all necessary action to (i) vest legal and equitable title to the Receivables (other than Foreign Receivables), the Related Security (to the extent covered by
Article 9 of the UCC) and the Collections purchased under the Receivables Sale Agreement irrevocably in Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent and the Purchasers, including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's interest in such Receivables (other than Foreign Receivables), Related Security (to the extent covered by Article 9 of the UCC) and Collections and such other action to perfect, protect or more fully evidence the interest of Seller therein as the Agent may reasonably request); provided that Seller shall not be required to comply with any Assignment of Claims Acts, and (ii) establish and maintain, in favor of the Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables (other than Foreign Receivables), Related Security (to the extent covered by Article 9 of the UCC) and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent for the benefit of the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (for the benefit of the Purchasers) interest in such Receivables (other than Foreign Receivables), Related Security (to the extent covered by Article 9 of the UCC) and Collections and such other action to perfect, protect or more fully evidence the interest of the Agent for the benefit of the Purchasers as the Agent may reasonably request); provided that Seller shall not be required to comply with any Assignment of Claims Acts.

     (i) Purchasers' Reliance. Seller acknowledges that the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon Seller's identity as a legal entity that is separate from each Originator, the Provider and their respective Affiliates (collectively, the "Invacare Group"). Therefore, from and after the date of execution and delivery of this Agreement, Seller shall take all reasonable steps, including, without limitation, all steps that the Agent or any Purchaser may from time to time reasonably request, to maintain Seller's identity as a separate legal entity and to make it manifest to third parties that Seller is an entity with assets and liabilities distinct from those of the members of the Invacare Group and not just a division of any member thereof. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller will:

                    (A) conduct its own business in its own name and not have any employees;

                    (B)  compensate  all  employees,   consultants   and  agents
               directly, from Seller's own funds, for services provided to Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of Seller is also an employee, consultant or agent of any member of the Invacare Group, allocate the compensation of such employee, consultant or agent between Seller and such member of the Invacare Group, as applicable, on a basis that reflects the services rendered to Seller and member of the Invacare Group, as applicable;

                    (C) clearly  identify its offices (by signage or  otherwise)
               as its offices and, if such office is located in the offices of a member of the Invacare Group, Seller shall lease such office at a fair market rent;

                    (D) have a separate telephone number, which will be answered only in its name and separate stationery, invoices and checks in its own name;

                    (E) conduct all transactions with each member of the Invacare Group strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Seller and such member of the Invacare Group on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

                    (F) at all times have a Board of Directors consisting of not less than three members, at least one member of which is an Independent Director;

                    (G) observe all corporate  formalities as a distinct entity, and  ensure  that  all  corporate  actions  relating  to (A)  the selection, maintenance or replacement of the Independent Director, (B) the dissolution or liquidation of Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);

                    (H) maintain  Seller's books and records separate from those of any member of the Invacare Group and otherwise readily identifiable as its own assets rather than assets of any member of the Invacare Group;

                    (I) prepare its financial  statements  separately from those of any member of the Invacare Group and insure that any consolidated financial statements of any member of the Invacare Group that include Seller and that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that Seller is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Seller;

                    (J) except as herein specifically otherwise provided, maintain the funds or other assets of Seller separate from, and not commingled with, those of any other member of the Invacare Group and only maintain bank accounts or other depository accounts to which Seller alone (or Servicer on Seller's behalf) is the account party, into which Seller alone (or Servicer on Seller's behalf) makes deposits and from which Seller alone (or Servicer on Seller's behalf, or the Agent hereunder) has the power to make withdrawals;

                    (K) pay all of Seller's  on-going  operating  expenses  from
               Seller's own assets (except for certain payments by a member of the Invacare Group pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));

                    (L) operate its business and  activities  such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement, the Receivables Sale Agreement and the other Transaction Documents; and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of
               obligations   under  this   Agreement,   (3)  the  incurrence  of
               obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to each Originator thereunder for the purchase of Receivables from such Originator under the Receivables Sale Agreement, and (4) the incurrence of operating costs and expenses in the ordinary course of business of the type otherwise contemplated by this Agreement (including, without limitation, any necessary insurance, third-party service provider, Independent Director, Lock-Box and legal costs and expenses);

                    (M) maintain its corporate  charter in conformity  with this
               Agreement, such that it does not amend, restate, supplement or otherwise modify its Certificate of Incorporation or By-Laws in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, this Section 7.1(i);

                    (N) maintain its legal separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary.

                    (O) maintain at all times the Required Capital Amount (as defined in the Receivables Sale Agreement) and refrain from making any dividend, distribution, redemption of capital stock or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained; and

                    (P) take such other  actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion issued by Calfee, Halter & Griswold LLP, as counsel for Seller, in connection with the closing or initial Incremental Purchase under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

     (j) Collections. Such Seller Party will cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Seller or any Affiliate of Seller, Seller will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers. Seller will maintain exclusive ownership of, and (together with the Agent) dominion and control (subject to the terms of this Agreement and the applicable Collection Account Agreement) over, each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-Box or Collection Account at any time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement and, except that prior to the delivery of a Collection Notice with respect to a Collection Account by the Agent in accordance with the terms hereof, Seller may authorize the Servicer to make deposits to and withdrawals from such Collection Account.

     (k) Taxes. Such Seller Party will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Seller will pay when due any taxes payable in connection with the Receivables, exclusive of franchise taxes and taxes on or measured by income or gross receipts of Conduit, the Agent or any Financial Institution.

     (l) Insurance. Seller will maintain in effect, or cause to be maintained in effect, at Seller's own expense, such casualty and liability insurance as Seller shall deem appropriate in its good faith business judgment.

     (m) Payment to Originators. With respect to any Receivable purchased by Seller from an Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to such Originator in respect of the purchase price for such Receivable.

     (n) Receivables Sale Agreement and Performance Undertaking Seller will maintain the effectiveness of, and diligently enforce the provisions of, the Receivables Sale Agreement and the Performance Undertaking. Seller will perform its obligations as "Buyer" under the Receivables Sale Agreement. Seller will not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement or the Performance Undertaking, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreement or Performance Undertaking or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Agent.

     Section 7.2 Negative Covenants of the Seller Parties. Until the date on which the Aggregate Unpaids have been paid in full and this Agreement terminates in accordance with its terms:

     (a) Name Change, Offices and Records. Seller will not change its name, identity or corporate structure (within the meaning of Section 9-507(c) of any applicable enactment of the UCC), change its state of organization or relocate any office where Records are kept unless it shall have: (i) given the Agent at least forty-five (45) days' prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents reasonably requested by the Agent in connection with such change or relocation.

     (b) Change in Payment Instructions to Obligors. Except as may be required by the Agent pursuant to Section 8.2(b), such Seller Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that the Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account or Lock-Box, as applicable.

     (c) Modifications to Contracts and Credit and Collection Policy. No Seller Party will, and no Seller Party will permit any Originator to, make any change to the Credit and Collection Policy that could reasonably be expected to materially and adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section 8.2(d), the Servicer will not, and will not permit any Originator to, extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto in any material respect other than in accordance with the Credit and Collection Policy.

     (d) Sales, Liens. Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable (other than Foreign Receivables), Related Security or Collections, or upon or with respect to any Contract under which any such Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Agent and the Purchasers provided for herein), and Seller will defend the right, title and interest of the Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller or any Originator.

     (e) Net Receivables Balance. At no time prior to the Amortization Date shall Seller permit the Net Receivables Balance to be less than an amount equal to the sum of (i) the Aggregate Capital plus (ii) the Aggregate Reserves.

     (f) Termination Date Determination. Seller will not designate the Termination Date (as defined in the Receivables Sale Agreement), or send any written notice to any Originator in respect thereof, without the prior written consent of the Agent (not to be unreasonably withheld or delayed), except with respect to the occurrence of such Termination Date arising pursuant to Section 5.1(d) of the Receivables Sale Agreement.

     (g) Restricted Junior Payments. From and after the occurrence and continuance of any Amortization Event, Seller will not make any Restricted Junior Payment if, after giving effect thereto, Seller would fail to meet its obligations set forth in Section 7.2(e).


                                 ARTICLE VIII.

                          ADMINISTRATION AND COLLECTION

     Section 8.1 Designation of Servicer.

     (a) The servicing, administration and collection of the Receivables shall be conducted by such Person (the "Servicer") so designated from time to time in accordance with this Section 8.1. Invacare is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Agent may at any time during the continuance an Amortization Event, designate as Servicer any Person to succeed Invacare or any successor Servicer.

     (b) Invacare may delegate, and Invacare hereby advises the Purchasers and the Agent that it has delegated, to each of the other Originators, as a sub-servicer of the Servicer, certain of its duties and responsibilities as Servicer hereunder in respect of the Receivables originated by such Originator. Without the prior written consent of the Agent and the Required Financial Institutions (such consent not to be unreasonably withheld or delayed), Invacare shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) the other Originators and (ii) with respect to Charged-Off Receivables, outside collection agencies in accordance with its customary practices. The Originators, as sub-servicers, shall not be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by Invacare. If at any time during the continuance of an Amortization Event, the Agent shall designate as Servicer any Person other than Invacare, all duties and responsibilities theretofore delegated by Invacare to any Originator may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to Invacare and to Seller.

     (c) Notwithstanding the foregoing subsection (b), (i) while Invacare or any of its Affiliates is Servicer, Invacare shall be and remain primarily liable to the Agent and the Purchasers for the full and prompt performance of all duties and responsibilities of the Servicer hereunder regardless of the appointment of any sub-servicer, and (ii) while Invacare or any of its Affiliates is Servicer, the Agent and the Purchasers shall be entitled to deal exclusively with Invacare in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Agent and the Purchasers shall not be required to give notice, demand or other communication to any Person other than Invacare in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. Invacare, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

     Section 8.2 Duties of Servicer.

     (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

     (b) The Servicer will instruct all Obligors to pay all Collections directly to a Lock-Box or Collection Account. The Servicer shall effect a Collection Account Agreement substantially in the form of one of the agreements included in
Exhibit VI hereto with each bank maintaining a Collection Account at any time. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Agent and, at all times thereafter, Seller and the Servicer shall not authorize any Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

     (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall set aside and hold in trust (but, prior to the occurrence of an Amortization Event, shall not be required to segregate) for the account of Seller and the Purchasers their respective shares of the Collections in accordance with Article II. The Servicer shall, upon the request of the Agent during the continuance of an Amortization Event, segregate, in a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Seller prior to the remittance thereof in accordance with Article II. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

     (d) Prior to the occurrence and continuance of an Amortization Event, the Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable, Defaulted Receivable or Charged-Off Receivable or limit the rights of the Agent or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, from and after the occurrence of an Amortization Event and during the continuance thereof, the Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

     (e) The Servicer shall hold in trust for Seller and the Purchasers all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Agent during the continuance of an Amortization Event, deliver or make available to the Agent all such Records, at a place reasonably selected by the Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to Seller any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicer shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II; provided, however, that at such times that an Amortization Event shall not be in existence, the Purchasers shall not request such computation more frequently than once per month.

     (f) Any payment by an Obligor in respect of any indebtedness owed by it to any Originator or Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

     Section 8.3 Collection Notices. At any time during the continuance of an Amortization Event or a Potential Amortization Event, the Agent is authorized to date and to deliver to the Collection Banks the Collection Notices. Seller hereby transfers to the Agent for the benefit of the Purchasers, effective when the Agent delivers such notice, the exclusive ownership and control of each Lock-Box and the Collection Accounts. In case any authorized signatory of Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Seller hereby authorizes the Agent, and agrees that the Agent shall be entitled during the continuance of an Amortization Event to (i) endorse Seller's name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Agent rather than Seller.

     Section 8.4 Responsibilities of Seller. Anything herein to the contrary notwithstanding, the exercise by the Agent and the Purchasers of their rights hereunder shall not release the Servicer, any Originator or Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Purchasers shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Seller.

     Section 8.5 Reports.  The Servicer  shall  prepare and forward to the Agent
(i) on the 12th Business Day of each month, a Monthly Report, (ii) from and after the occurrence of an Amortization Event, at such times as Agent shall request, an interim report in form reasonably acceptable to the Agent showing the amount of Eligible Receivables, and (iii) at such times as the Agent shall reasonably request, a listing by Obligor of all Receivables together with an aging of such Receivables.

     Section 8.6 Servicing Fees. The Purchasers hereby agree that Seller shall pay over to Servicer a fee (the "Servicing Fee") on the first calendar day of each month, in arrears for the immediately preceding month, equal to 1.00% per annum of the average aggregate Outstanding Balance of all Receivables during such period, as compensation for its servicing activities.


                                  ARTICLE IX.

                               AMORTIZATION EVENTS

     Section 9.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an Amortization Event:

     (a) Any Seller Party shall fail (i) to make any payment or deposit required hereunder when due and, solely in the case of any Aggregate Unpaids that do not constitute Capital, such failure shall continue for one (1) Business Day, or
(ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a) and paragraph 9.1(e)) and such failure shall continue for three (3) consecutive Business Days following the earlier of (A) notice from any Agent of such non-performance or non-observance, or (B) the date on which an Authorized Officer of such Seller Party otherwise becomes aware of such non-performance or non-observance.

     (b) Any representation, warranty, certification or statement made by any Seller Party in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect (unless already qualified as to materiality) when made or deemed made.

     (c) Failure of Seller to pay any Indebtedness when due, or failure by any other Seller Party to pay any part of the principal of, the premium, if any, or the interest on, or any other payment of money due under any of its Indebtedness (other than Indebtedness hereunder), beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure exists has an aggregate outstanding principal amount in excess of $10,000,000; or any Seller Party or any of their respective Subsidiaries shall fail to perform or observe any other term, covenant or agreement contained in any agreement, document or instrument evidencing or securing any such Indebtedness having such aggregate outstanding principal amount, or under which any such Indebtedness was issued or created, beyond any period of grace, if any, provided with respect thereto and such Seller Party has been notified by such creditor of such default, the effect of any such failure is either (i) to cause, or permit the holders of such Indebtedness (or a trustee on behalf of such holders) to cause, any payment of such Indebtedness to become due prior to its due date or (ii) to permit the holders of such Indebtedness (or a trustee on behalf of such holders) to elect a majority of the board of directors of such Seller Party.

     (d) (i) Any Seller Party or any "Borrower" under the Five-Year Credit Agreement (each, a "Material Party") shall be dissolved or liquidated (or any judgment, order or decree therefor shall be entered) or shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute, or (ii) there shall be instituted against such Material Party, any proceeding or case seeking to adjudicate it bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors or seeking the entry of an order for relief, or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets, rights, revenues or property, and, with respect to any Material Party other than Seller, if such proceeding is instituted against such Material Party and is being contested by such Material Party in good faith by appropriate proceedings, such proceeding shall remain undismissed or unstayed for a period of 60 days or any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any Material Party and, with respect to any Material Party other than Seller, is not released, vacated or fully bonded within 60 days after its issue or levy; or (iii) any Material Party shall take any action (corporate or other) to authorize or further any of the actions described above in this subsection (d).

     (e) Seller shall fail to comply with the terms of Section 2.6 hereof.

     (f) As at the end of any calendar month:

          (i) the average of the Delinquency Ratios for the three months then most recently ended shall exceed 18%;

          (ii) the average of the Default Ratios for the three months then most recently ended shall exceed 8%; or

          (iii) the average of the Dilution Ratios for the three months then most recently ended shall exceed 9%

     (g) A Change of Control shall occur.

     (h) The Interest Coverage Ratio shall be less than 3.0 to 1.0; calculated as of the end of each fiscal quarter for the four most recently ended fiscal quarters.

     (i) The Consolidated Net Worth of Invacare and its Subsidiaries (as defined in the Five-Year Credit Agreement) at any time shall be less than the sum of (i) $525,000,000, plus (ii) 50% of cumulative Consolidated Net Income of Invacare and its Subsidiaries (as defined in the Five-Year Credit Agreement), if any, for the three-month periods ending September 30, 2004 and December 31, 2004, and for each fiscal year of Invacare ending December 31, 2005 and thereafter.

     (j) The ratio, determined as of the end of each of Invacare's fiscal quarters for the four most recently ended fiscal quarters, of Consolidated Total Debt of Invacare and its Subsidiaries (as defined in the Five-Year Credit Agreement) to Consolidated Adjusted EBITDA of Invacare and its Subsidiaries (as defined in the Five-Year Credit Agreement) for the four most recently ended fiscal quarters shall exceed (i) during the period from and including the Effective Date (as defined in the Five-Year Credit Agreement) through December 30, 2006, 3.50 to 1.0, and (ii) commencing December 31, 2006 and thereafter,
3.25 to 1.0.

     (k) (i) One or more final judgments for the payment of money shall be entered against Seller or (ii) one or more judgments or orders shall be rendered against or shall affect Servicer or any of its Subsidiaries which does or could have a Material Adverse Effect, and either, as relates to clause (ii), (a) such judgment or order shall have remained unsatisfied or uninsured for a period of 21 days and Servicer or Subsidiary, as applicable, shall not have taken action necessary to stay enforcement thereof by reason of pending appeal or otherwise, prior to the expiration of the applicable period of limitations for taking such action or, if such action shall have been taken, a final order denying such stay shall have been rendered or (ii) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order.

     (l) The "Termination Date" under and as defined in the Receivables Sale Agreement shall occur under the Receivables Sale Agreement or any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Seller under the Receivables Sale Agreement; provided that upon 30 days' prior written notice to the Agent, an Originator may cease to sell or contribute Receivables (as defined in the Receivables Sale Agreement) to the Seller under the Receivables Sale Agreement without causing an Amortization Event under this Agreement if such Originator has consolidated or merged with or into another Originator, and provided further, upon 30 days' prior written notice to the Agent, Healthtech Products, Inc. may cease to sell or contribute Receivables (as defined in the Receivables Sale Agreement) to the Seller under the Receivables Sale Agreement without causing an Amortization Event under this Agreement if the average Outstanding Balance of Healthtech Products, Inc.'s Receivables in each of the preceding 4 months represent less than 5% of the average total Outstanding Balance of all Receivables in such months.

     (m) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Seller, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority security interest in the Receivables (other than Foreign Receivables), the Related Security and the Collections with respect thereto and the Collection Accounts.

     (n) Provider shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Performance Undertaking, or the Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Provider, or Provider shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

     Section 9.2 Remedies. Upon the occurrence and during the continuation of an Amortization Event, the Agent may, or upon the direction of the Required Financial Institutions shall, take any of the following actions: (i) replace the Person then acting as Servicer, (ii) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided, however, that upon the occurrence of an Amortization Event described in Section 9.1(d)(ii), or of an actual or deemed entry of an order for relief with respect to any Seller Party under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party, (iii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iv) deliver the Collection Notices to the Collection Banks, and (v) notify Obligors of the Purchasers' interest in the Receivables. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Agent and the Purchasers otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.


                                   ARTICLE X.

                                 INDEMNIFICATION

     Section 10.1 Indemnities.

     10.1.1 Indemnity by Seller. Without limiting any other rights that the Agent or any Purchaser may have hereunder or under applicable law, Seller hereby agrees to indemnify (and pay upon demand to) the Agent and each Purchaser and their respective assigns, officers, directors, agents and employees (each, an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Agent or such Purchaser) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by a Purchaser of an interest in the Receivables, excluding, however:

     (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

     (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor (or otherwise to the extent that such Indemnified Amounts constitute credit recourse with respect to any Receivable);

     (c) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Purchasers of Purchaser Interests as a loan or loans by the Purchasers to Seller secured by the Receivables, the Related Security, the Collection Accounts and the Collections;

     (d) with respect to Foreign Receivables, losses incurred due to the Agent's or any Purchaser's inability to receive Collections with respect to such Foreign Receivables as a result of Seller's failure to perfect Agent's security interest hereunder or the sale of such Foreign Receivables under the Transaction Documents in jurisdictions outside of the United States over and above the Capital actually funded against such Foreign Receivables, together with accrued CP Costs or Yield, as applicable; or

     (e) with respect to Governmental Receivables, losses incurred due to the inability of the Agent or any Purchaser to receive Collections with respect to such Governmental Receivables arising as a result of Seller's failure to comply with Assignment of Claims Acts over and above the Capital actually funded against such Governmental Receivables, together with accrued CP Costs or Yield, as applicable.



provided,  however,  that  nothing  contained in this  sentence  shall limit the liability of Seller or limit the recourse of the Purchasers to Seller for amounts otherwise specifically provided to be paid by Seller under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, Seller shall indemnify the Agent and the Purchasers for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Seller) relating to or resulting from:

               (i) any representation or warranty made by any Seller Party or any Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report required to be delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

               (ii) the failure by Seller, the Servicer or any Originator to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of any Originator to keep or perform any of its obligations, express or implied, with respect to any Contract; provided that the Seller Parties shall not be required to comply with any Assignment of Claims Acts;

               (iii) any failure of Seller, the Servicer or any Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

               (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise or services that are the subject of any Contract or any Receivable;

               (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

               (vi) the commingling of Collections of Receivables by a Seller Party or any of its Affiliates at any time with other funds;

               (vii) any investigation, litigation or proceeding specifically related to or arising from this Agreement or any other Transaction Document, the sale of Receivables under the Receivables Sale Agreement or use of the proceeds of an Incremental Purchase or a Reinvestment, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to Seller, the Servicer or any Originator in which any Indemnified Party becomes involved specifically as a result of any of the transactions contemplated hereby;

               (viii) any failure to vest and maintain vested in the Agent for the benefit of the Purchasers, or to transfer to the Agent for the benefit of the Purchasers, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest (to the extent of the Purchaser Interests contemplated hereunder) or security interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (except as created by the Transaction Documents);

               (ix) any Amortization Event described in Section 9.1(d);

               (x) any failure of Seller to acquire and maintain legal and equitable title to, and ownership of any Receivable (other than Foreign Receivables) and the Related Security and Collections with respect thereto from any Originator, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Seller to give reasonably equivalent value to the applicable Originator under the Receivables Sale Agreement in consideration of the transfer by such Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

               (xi) the inability to sue the Obligor on any Foreign Receivable in courts in the United States of America due to its failure to maintain an office in the United States of America to the extent losses therefrom do not exceed the amount of Capital actually funded against such Foreign Receivable, together with accrued CP Costs or Yield, as applicable;

               (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable (other than Foreign Receivables), the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment or at any subsequent time; provided that the Seller Parties shall not be required to comply with any Assignment of Claims Act;

               (xiii) any action or omission by any Seller Party which reduces or impairs the rights of the Agent or the Purchasers with respect to any Receivable or the value of any such Receivable;

               (xiv) avoidance by any Person of any Incremental Purchase or Reinvestment hereunder under statutory provisions or common law or equitable action; and

               (xv) the failure of any Receivable included in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included.

Notwithstanding the foregoing, in no event shall Seller be liable to pay any Indemnified Amounts arising in connection with Foreign Receivables or Government Receivables, except to the extent the Purchasers actually funded against such Receivables.

     10.1.2. Indemnity By Servicer. Without limiting any other rights which any such Person may have hereunder or under applicable law, Servicer agrees to indemnify and each Indemnified Party for any and all Indemnified Amounts incurred by any of them arising out of or relating to: (i) any breach by Servicer of any of its obligations or duties under the Transaction Documents,
(ii) the inaccuracy of any representation made by Servicer hereunder or in any certificate or written statement delivered pursuant hereto or any other Transaction Document, (iii) any commingling of any funds by Servicer or any of its Affiliates relating to the Receivables with any of its funds or the funds of any other Person, (iv) any action or omission by Servicer which reduces or impairs the rights of the Agent or the Purchasers with respect to any Receivable or the value of any such Receivable, (v) any investigation, litigation or proceeding relating to Servicer in which any Indemnified Party becomes involved specifically as a result of its servicing activities hereunder, (vi) any Amortization Event described in Section 9.1(d) with respect to the Servicer, and
(vii) Servicer's inclusion of any Receivable in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included if Seller or an Originator had previously advised Servicer that such Receivable was not an Eligible Receivable. The foregoing indemnity by Servicer shall exclude Indemnified Amounts of the type described in the exclusion clause of Section 10.1 to the extent applicable.

     Section 10.2 Increased Cost and Reduced Return. If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy), any accounting principles or any change in any of the foregoing, or any change in the interpretation or administration thereof by the Financial Accounting Standards

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Board ("FASB"), any governmental  authority,  any central bank or any comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority or agency (a "Regulatory Change"): (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent (such demand to set forth in reasonable detail the calculation of any additional amounts requested by Agent or such Funding Source), Seller shall (a) pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction, and (b) if doing so would reduce or eliminate the additional amounts requested by Agent or such Funding Source, elect to convert any affected Purchaser Interests (whether then existing or arising in the future) of Conduit to Purchaser Interests of the Financial Institutions (or, without committing Conduit to purchase any Purchaser Interest, convert any affected Purchaser Interests of the Financial Institutions to Purchaser Interests of Conduit), so long as Seller pays all applicable Broken
Funding   Costs.   For  the  avoidance  of  doubt,   if  the  issuance  of  FASB
Interpretation No. 46, or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of Company or Seller with the assets and liabilities of the Agent, any Financial Institution or any other Funding Source, such event shall constitute a circumstance on which such Funding Source may base a claim for reimbursement under this Section. All claims for reimbursement of any amount other than a tax under this Section 10.2 must be made to the Seller within 270 days of the incurrence thereof.

     Section 10.3 Other Costs and Expenses. Seller shall pay to the Agent and Conduit on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the costs of Conduit's auditors auditing the books, records and procedures of the Seller Parties, reasonable fees and out-of-pocket expenses of legal counsel for Conduit and the Agent with respect thereto and with respect to advising Conduit and the Agent as to their respective rights and remedies under this Agreement; provided, however, that insofar as the costs of Conduit's auditors auditing the books, records and procedures of the Seller Parties are concerned, unless an Amortization Event occurs and is continuing, such audit will constitute a Review for purposes of the proviso to Section 7.1(d). Seller shall pay to the Agent on demand any and

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all  costs and  expenses  of the Agent  and the  Purchasers,  if any,  including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any
restructuring   or  workout  of  this  Agreement  or  such  documents,   or  the
administration of this Agreement following an Amortization Event.

     Notwithstanding the foregoing, no Funding Source that is not organized under the laws of the United States, or a state thereof, shall be entitled to reimbursement or compensation under this Agreement unless and until it has delivered to the Seller two (2) duly completed and signed originals of United States Internal Revenue Service Form W-8BEN or W-8ECI, as applicable, certifying in either case that such Funding Source is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

                                  ARTICLE XI.

                                   THE AGENT

     Section 11.1 Authorization and Action. Each Purchaser hereby designates and appoints JPMorgan Chase to act as its agent hereunder and under each other Transaction Document, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any of such Seller Party's successors or assigns. The Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Agent to file each of the Uniform Commercial Code financing statements on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

     Section 11.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section 11.3 Exculpatory Provisions. Neither the Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in this Agreement, any other

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
Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. The Agent shall not be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Agent has received notice from Seller or a Purchaser.

     Section 11.4 Reliance by Agent. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Seller), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of Conduit or the Required Financial Institutions or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until the Agent shall have received such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Purchasers. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Conduit or the Required Financial Institutions or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

     Section 11.5 Non-Reliance on Agent and Other Purchasers. Each Purchaser expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Agent. Each Purchaser represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

     Section 11.6 Reimbursement and Indemnification. The Financial Institutions agree to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the

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Purchasers,  in  connection  with the  administration  and  enforcement  of this
Agreement and the other Transaction Documents.

     Section 11.7 Agent in its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Seller or any Affiliate of Seller as though the Agent were not the Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Agent, and the terms "Financial Institution," "Purchaser," "Financial Institutions" and "Purchasers" shall include the Agent in its individual capacity.

     Section 11.8 Successor Agent. The Agent may, upon five days' notice to Seller and the Purchasers, and the Agent will, upon the direction of all of the Purchasers (other than the Agent, in its individual capacity) resign as Agent. If the Agent shall resign, then the Required Financial Institutions during such five-day period shall, with the consent of Seller (not to be unreasonably withheld or delayed) unless an Amortization Event has occurred and is continuing, appoint from among the Purchasers a successor agent. If for any reason no successor Agent is appointed by the Required Financial Institutions during such five-day period, then effective upon the termination of such five day period, the Purchasers shall perform all of the duties of the Agent hereunder and under the other Transaction Documents and Seller and the Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Agent's resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XI and Article X shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.


                                  ARTICLE XII.

                           ASSIGNMENTS; PARTICIPATIONS

     Section 12.1 Assignments.

     (a) Each of the Seller Parties and the Financial Institutions hereby agrees and consents to the complete or partial assignment by Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement (i) to the Financial Institutions pursuant to a Funding Agreement,
(ii) to any other commercial paper conduit administered by the Agent having short term credit ratings at least as high as those of the Conduit or (iii) with the consent of Seller (not to be unreasonably withheld or delayed), to any other Person, and upon any such assignment, Conduit shall be released from its obligations so assigned. Further, each of the Seller Parties and each Financial Institution hereby agree that any assignee of Conduit of this Agreement or all or any of the Purchaser Interests of Conduit shall have all of the rights and benefits under this Agreement as if the term "Conduit" explicitly referred to such party, and no such assignment shall in any way impair the rights and

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     benefits of Conduit  hereunder.  Neither Seller nor the Servicer shall have the right to assign its rights or obligations under this Agreement.

     (b) Any Financial Institution may at any time and from time to time, with the consent of Conduit and Seller (not to be unreasonably withheld or delayed) assign to one or more Persons ("Purchasing Financial Institutions") all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VII hereto (the "Assignment Agreement") executed by such Purchasing Financial Institution and such selling Financial Institution; provided that (i) Seller's consent shall not be required with respect to any assignment made after the occurrence and during the continuance of an Amortization Event, and (ii) any partial assignment shall be in a minimum amount of $5,000,000. Each assignee of a Financial Institution must (i) be an Eligible Assignee and (ii) agree to deliver to the Agent, promptly following any request therefor by the Agent or Conduit, an enforceability opinion in form and substance satisfactory to the Agent and Conduit. Upon delivery of the executed Assignment Agreement to the Agent, such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution under this Agreement to the same extent as if it were an original party hereto and no further consent or action by Seller, the Purchasers or the Agent shall be required.

     (c) Each of the Financial Institutions agrees that in the event that it shall cease to have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service, Inc. (an "Affected Financial Institution"), such Affected Financial Institution shall be obliged, at the request of Conduit or the Agent, to assign all of its rights and obligations hereunder to (x) another Financial Institution or (y) another funding entity nominated by the Agent and acceptable to Conduit, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Financial Institution; provided that the Affected Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Financial Institution's Pro Rata Share of the Aggregate Capital and Yield owing to the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions.

     Section 12.2 Participations. Any Financial Institution may, in the ordinary course of its business at any time sell to one or more Persons (each a "Participant") participating interests in its Pro Rata Share of the Purchaser Interests of the Financial Institutions, its obligation to pay Conduit its Acquisition Amounts or any other interest of such Financial Institution hereunder. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution's rights and obligations under this Agreement shall remain unchanged, such Financial
Institution shall remain solely responsible for the performance of its obligations hereunder, and Seller, Conduit and the Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution's rights and obligations under this Agreement. Each
Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution's right to agree to any amendment,

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supplement,  waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 13.1(b)(i).


                                 ARTICLE XIII.

                                  MISCELLANEOUS

     Section 13.1 Waivers and Amendments.

     (a) No failure or delay on the part of the Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 13.1(b). Conduit, Seller and the Agent, at the direction of the Required Financial Institutions, may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that no such modification or waiver shall:

               (i) without the consent of each affected Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by Seller or the Servicer, (B) reduce the rate or extend the time of payment of Yield or any CP Costs (or any component of Yield or CP Costs), (C) reduce any fee payable to the Agent for the benefit of the Purchasers, (D) except pursuant to Article XII hereof, change the amount of the Capital of any Purchaser, any Financial Institution's Pro Rata Share (except pursuant to a Funding Agreement) or any Financial Institution's Commitment, (E) amend, modify or waive any provision of the definition of Required Financial Institutions or this Section 13.1(b), (F) consent to or permit the assignment or transfer by Seller of any of its rights and obligations under this Agreement, (G) change the definition of "Eligible Receivable," "Loss Reserve" "Dilution Reserve" "Yield and Servicing Reserve," or "Special Concentration Limit," or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or

               (ii) without the written consent of the then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

Notwithstanding the foregoing, (i) without the consent of the Financial Institutions, but with the consent of Seller, the Agent may amend this Agreement solely to add additional Persons as Financial Institutions hereunder, and (ii) the Agent, the Required Financial Institutions and Conduit may enter into

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amendments to modify any of the terms or provisions of Article XI, Sections 11.1 through 11.7, Section 13.3 or any other provision of this Agreement without the consent of Seller, provided that such amendment has no negative impact upon Seller. Any modification or waiver made in accordance with this Section 13.1 shall apply to each of the Purchasers equally and shall be binding upon Seller, the Purchasers and the Agent.

     Section 13.2 Notices. Except as provided in this Section 13.2, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received by an Authorized Officer at the address specified in this Section 13.2. Seller hereby authorizes the Agent to effect purchases and Tranche Period and Discount Rate selections based on telephonic notices made by any Person whom the Agent in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to the Agent a written confirmation of each telephonic notice signed by an authorized officer of Seller; provided, however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent, the records of the Agent shall govern absent manifest error.

     Section 13.3 Ratable Payments. If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 10.2 or 10.3) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Section 13.4 Protection of Ownership Interests of the Purchasers.

     (a) Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Agent may request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable the Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. At any time during the continuance of an Amortization Event, the Agent may, or the Agent may direct Seller or the Servicer to, notify the Obligors of Receivables, at Seller's expense, of the ownership or security interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Agent or its designee. Seller or the Servicer (as applicable) shall, at any Purchaser's request, withhold the identity of such Purchaser in any such notification.

     (b) If any Seller Party fails to perform any of its obligations hereunder, the Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligations, and the Agent's or such Purchaser's costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 10.3. Each Seller Party irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to execute on behalf of Seller as debtor and to file financing statements necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables (other than Foreign Receivables) and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables; provided that without the prior written consent of the Seller (other than during the continuance of an Amortization Event) the Agent will not take any actions to comply with any Assignment of Claims Acts. This appointment is coupled with an interest and is irrevocable.

     Section 13.5 Confidentiality.

     (a) Each Seller Party and each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Agent and Conduit and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and such Purchaser and its officers and employees may disclose such information to such Seller Party's and such Purchaser's external accountants, consultants (other than investment banks and other financing sources) and attorneys and as required by any applicable law, Governmental Authority or order of any judicial or administrative proceeding.

     (b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Financial Institutions or Conduit by each other, (ii) by the Agent or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by the Agent to any nationally recognized statistical rating agency rating the Commercial Paper, any Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which JPMorgan Chase acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

     Section 13.6 Bankruptcy Petition. Seller, the Servicer, the Agent and each Financial Institution hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Conduit, it will not institute against, or join any other Person in instituting against, Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section 13.7 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of Conduit, the Agent or any Financial Institution, no claim may be made by any Seller Party or any other Person against Conduit, the Agent or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section 13.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

     Section 13.9 CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

     Section 13.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY
SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section 13.11 Integration; Binding Effect; Survival of Terms.

     (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to
Article V, (ii) the indemnification and payment provisions of Article X, and Sections 13.5 and 13.6 shall be continuing and shall survive any termination of this Agreement.

     Section 13.12 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

Section 13.13 JPMorgan Chase Roles. Each of the Financial Institutions acknowledges that JPMorgan Chase acts, or may in the future act, (i) as administrative agent for Conduit or any Financial Institution, (ii) as issuing and paying agent for the Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and (iv) to provide other services from time to time for Conduit or any Financial Institution (collectively, the "JPMorgan Chase Roles"). Without limiting the generality of this Section 13.13, each Financial Institution hereby acknowledges and consents to any and all JPMorgan Chase Roles and agrees that in connection with any JPMorgan Chase Role, JPMorgan Chase may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for Conduit, and the giving of notice to the Agent of a purchase pursuant to a Funding Agreement.

Section 13.14     Characterization.

     (a) It is the intention of the parties hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to Seller; provided, however, that (i)

Seller shall be liable to each Purchaser and the Agent for all representations, warranties, covenants and indemnities made by Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser or the Agent or any assignee thereof of any obligation of Seller or any Originator or any other person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of Seller or any Originator.

     (b) In addition to any ownership interest which the Agent may from time to time acquire pursuant hereto, Seller hereby grants to the Agent for the ratable benefit of the Purchasers, a continuing security interest in all of Seller's right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. The Agent and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative. To the extent permitted by applicable law, the Agent is hereby authorized to file UCC financing statements against the Seller listing the collateral granted hereunder as "all assets" or other words of similar effect. This Agreement shall constitute a security agreement under applicable law.







                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

INVACARE RECEIVABLES CORPORATION, as Seller


By:/s/ Ronn Claussen
   --------------------------------------------------
Name:   Ronn Claussen
Title:  Assistant Treasurer

Address:

         Invacare Receivables Corporation
         c/o Invacare Corporation
         One Invacare Way
         Elyria, Ohio 44036
         Attn: Ronn Claussen
         Phone:   (440) 329-6210
         Fax:     (440) 366-9672




INVACARE CORPORATION, as Servicer


By:     /s/ Gerald B. Blouch
   --------------------------------------------------
Name:   Gerald B. Blouch
Title:  President and Chief Financial Officer

Address:

         Invacare Corporation
         One Invacare Way
         Elyria, Ohio 44036
         Attn: Ronn Claussen
         Phone:   (440) 329-6210
         Fax:     (440) 366-9672

PARK AVENUE RECEIVABLES COMPANY, LLC

BY:  JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT


By:     /s/ Sherri Gerner
   --------------------------------------------------
Name:   Sherri Gerner
Title:  Vice President

Address: c/o JPMorgan Chase Bank, N.A., as Agent
                  Asset Backed Securities
                  Suite IL1-0079
                  1 Bank One Plaza
                  Chicago, Illinois  60670-0079
                  Attn:  Parco Funding Manager
                  Fax:  (312) 732-1844


JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent


By:     /s/ Sherri Gerner
   --------------------------------------------------
Name:   Sherri Gerner
Title:  Vice President

Address: JPMorgan Chase Bank, N.A.
                  Asset Backed Securities
                  Suite IL1-0594,
                  1 Bank One Plaza
                  Chicago, Illinois  60670-0594
                  Attn:  ABS Transaction Manager
                  Fax:  (312) 732-3600

                                    EXHIBIT I

                                   DEFINITIONS


     As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Accrual Period" means each calendar month, provided that the initial Accrual Period hereunder means the period from (and including) the date of the initial purchase hereunder to (and including) the last day of the calendar month thereafter.

     "Acquisition" shall mean any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which Invacare or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

     "Adjusted EBITDA" shall mean , with respect to any person, for any period, the sum of (a) EBIT for such period, plus (b) all amounts deducted in determining such EBIT on account of depreciation and amortization expense, minus
(c) any extraordinary, unusual or non-recurring gains or other income (or plus any extraordinary, unusual or non-recurring non-cash losses) of Invacare and its Subsidiaries (as defined in the Five-Year Credit Agreement), and related tax effects, in accordance with GAAP, plus (d) any non-cash losses or charges related to restructuring efforts during such period, plus (e) any cash charges related to restructuring efforts during such period up to an aggregate amount of $25,000,000 since the Effective Date (as defined in the Five-Year Credit Agreement). Notwithstanding anything herein, in any financial statements of Invacare or in GAAP to the contrary, for purposes of calculating and determining Adjusted EBITDA, (i) any Acquisition made by Invacare or any of its Subsidiaries (as defined in the Five-Year Credit Agreement), including through mergers or consolidations and including any related financing transactions, during the period for which such Adjusted EBITDA was calculated shall be deemed to have occurred on the first day of the relevant period for which such Adjusted EBITDA was calculated on a pro forma basis acceptable to the Agent, but without giving effect to any projected synergies resulting from such Acquisition and (ii) any amounts which are attributable to any asset, investment or person which has been divested by Invacare or any Subsidiary (as defined in the Five-Year Credit Agreement) during the period for which such Adjusted EBITDA was calculated shall be excluded from the calculation of Adjusted EBITDA and such divestiture shall be deemed to have occurred on the first day of the relevant period for which such Adjusted EBITDA was calculated.

     "Adverse Claim" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

     "Affected Financial Institution" has the meaning specified in Section 12.1(c).

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns greater than 25% of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "Agent" has the meaning set forth in the preamble to this Agreement.

     "Aggregate Capital" means, on any date of determination, the aggregate amount of Capital of all Purchaser Interests outstanding on such date.

     "Aggregate Reduction" has the meaning specified in Section 1.3.

     "Aggregate  Reserves" means, on any date of  determination,  the product of
(a) the sum of the Loss Reserve, the Dilution Reserve and the Yield and Servicing Reserve times (b) the Net Receivables Balance.

     "Aggregate Unpaids" means, at any time, an amount equal to the sum of all Aggregate Capital and all other unpaid Obligations (whether due or accrued) at such time.

     "Agreement" means this Receivables Purchase Agreement, as it may be amended or modified and in effect from time to time.

     "Amortization Date" means the earliest to occur of (i) the Business Day immediately prior to the occurrence of an Amortization Event set forth in
Section 9.1(d)(ii), (ii) the Business Day specified in a written notice from the Agent following the occurrence of any other Amortization Event, (iii) the date which is 30 Business Days after the Agent's receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement.

     "Amortization Event" has the meaning specified in Article IX.

     "Applicable Margin" means the Applicable Margin (as such term is defined in the Five-Year Credit Agreement) plus 15 basis points.

     "Assignment Agreement" has the meaning set forth in Section 12.1(b).

     "Assignment of Claims Acts" means the provisions of United States Code, 31 U.S.C. ss. 3727 and 41 U.S.C. ss. 15, and similar laws of any other domestic or foreign jurisdiction.

     "Authorized Officer" means, with respect to any Person, its president, corporate controller, treasurer, chief financial officer or credit manager.

     "Broken Funding Costs" means for any Purchaser Interest which: (i) has its Capital reduced without compliance by Seller with the notice requirements hereunder or (ii) does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice or (iii) is assigned under any Funding Agreement or terminated prior to the date on which it was originally scheduled to end; an amount equal to the excess, if any, of (A) the CP Costs or Yield (as applicable) that would have accrued during the remainder of the Tranche Periods or the tranche periods for Commercial Paper determined by the Agent to relate to such Purchaser Interest (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (ii) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the Capital of such Purchaser Interest if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such Capital is allocated to another Purchaser Interest, the amount of CP Costs or Yield actually accrued during the remainder of such period on such Capital for the new Purchaser Interest, and (y) to the extent such Capital is not allocated to another Purchaser Interest, the income, if any, actually received during the remainder of such period by the holder of such Purchaser Interest from investing the portion of such Capital not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Purchaser or Purchasers agree to pay to Seller the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

     "Business Day" means any day on which banks are not authorized or required to close in New York, New York or Chicago, Illinois and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

     "Calculation Period" means a calendar month.

     "Capital" of any Purchaser Interest means, at any time, (A) the Purchase Price of such Purchaser Interest, minus (B) the sum of the aggregate amount of Collections and other payments received by the Agent which in each case are applied to reduce such Capital in accordance with the terms and conditions of this Agreement; provided that such Capital shall be restored (in accordance with Section 2.5) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.

     "Capital Lease" of any person shall mean any lease which, in accordance with GAAP, is capitalized on the books of such person.

     "Cash Discount Factor" means, for the Calculation Period most recently ended and the two prior Calculation Periods, 1.25 times the greatest amount of cash discount credits issued in any one of such Calculation Periods.

     "Change of Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 50% or more of the outstanding shares of voting stock of Invacare or the failure by Invacare to control directly or indirectly more than 100% of the voting stock of Seller.

     "Charged-Off Receivable" means a Receivable: (i) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 9.1(d) (as if references to Seller Party therein refer to such Obligor); (ii) as to which the Obligor thereof, if a natural person, is deceased; (iii) which, consistent with the Credit and Collection Policy, would be written off Seller's books as uncollectible due to insolvency or other credit issues with respect to the primary Obligor; or (iv) which has been identified by Seller as uncollectible due to insolvency or other credit issues with respect to the primary Obligor.

     "Collection Account" means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit IV.

     "Collection Account Agreement" means an agreement substantially in the form of one of the agreements included in Exhibit VI among an Originator, Seller, the Agent and a Collection Bank.

     "Collection Bank" means, at any time, any of the banks holding one or more Collection Accounts.

     "Collection Notice" means a notice, in substantially the form of Annex A to
Exhibit VI, from the Agent to a Collection Bank.

     "Collection   Receivable"  means  a  Receivable  identified  as  being  "in collection" in accordance with the Credit and Collection Policy.

     "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable received by any Originator or Seller Party, including, without limitation, all yield, Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

     "Commercial Paper" means promissory notes of Conduit issued by Conduit in the commercial paper market.

     "Commitment" means, for each Financial Institution, the commitment of such Financial Institution to purchase Purchaser Interests from (i) Seller and (ii) Conduit, in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Financial Institution's name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof and (ii) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

     "Commitment Availability" means at any time the positive difference (if any) between (a) an amount equal to the aggregate amount of the Commitments at such time minus (b) the Aggregate Capital at such time.

     "Conduit" has the meaning set forth in the preamble to this Agreement.

     "Concentration Limit" means, at any time, for any Obligor, an amount equal to (i) 1/3 of the percentage in clause (i) of the definition of "Loss Reserve" times (ii) the aggregate Outstanding Balance of all Net Eligible Receivables, or such other greater amount (a "Special Concentration Limit") for such Obligor designated by the Agent; provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Conduit or the Required Financial Institutions may, upon not less than three Business Days' notice to Seller, cancel any Special Concentration Limit.

     "Consolidated" or "consolidated" shall mean, when used with reference to any financial term in this Agreement, the aggregate for Invacare and its consolidated Subsidiaries (as defined in the Five-Year Credit Agreement) of the amounts signified by such term for all such persons determined on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" means, for any period, all interest accrued by Invacare and its Subsidiaries (as defined in the Five-Year Credit Agreement) calculated on a consolidated basis during such period.

     "Consolidated Net Income" of any person shall mean, for any period, the net income (after deduction for income and other taxes of such person determined by reference to income or profits of such person) for such period (but without reduction for any net loss incurred for any fiscal year during such period), all as determined in accordance with GAAP.

     "Contingent Liabilities" of any person shall mean, as of any date, all obligations of such person or of others for which such person is contingently liable, as obligor, guarantor, surety or in any other capacity, or in respect of which obligations such person assures a creditor against loss or agrees to take any action to prevent any such loss (other than endorsements of negotiable instruments for collection in the ordinary course of business), including without limitation (i) all reimbursement obligations of such person in respect of any letters of credit, surety bonds or similar obligations; (ii) all obligations of such person to advance funds to, or to purchase assets, property or services from, any other person in order to maintain the financial condition of such other person; and (iii) any contingent consideration payable in connection with any Acquisition to the extent that such person is contractually obligated to make such payment and the amount of such payment can be determined.

     "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

     "Contract" means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

     "CP Costs" means, for each day, the sum of (i) discount or yield accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions

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in respect of placement  agents and Commercial  Paper  dealers,  and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of Broken Funding Costs related to the prepayment of any Purchaser Interest of Conduit pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if Seller shall request any Incremental Purchase during any period of time determined by the Agent in its sole discretion to result in incrementally higher CP Costs applicable to such Incremental Purchase, the Capital associated with any such Incremental Purchase shall, during such period, be deemed to be funded by Conduit in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such additional CP Costs applicable only to such special pool and charged each day during such period against such Capital.

     "Credit and Collection Policy" means Seller's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement.

     "Cut-Off Date" means the last day of a Calculation Period.

     "Deemed Collections" means the aggregate of all amounts Seller shall have been deemed to have received as a Collection of a Receivable. Seller shall be deemed to have received a Collection in full of a Receivable if at any time any of the representations or warranties in clauses (i), (j), (s), (t), (u) or (x) of Section 5.1 or, to the extent they related to such Receivable, any of the representations or warranties in clause (g) or (r) of Section 5.1, are deemed to have been untrue in any respect when made with respect to such Receivable. If
(i) the Outstanding Balance of any Receivable is reduced as a result of any defective or rejected goods or services, any discount or any adjustment or otherwise by Seller (other than cash Collections on account of the Receivables or as otherwise permitted by Section 8.2(d)), or (ii) the Outstanding Balance of any Receivable is reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related or an unrelated transaction), the applicable Originator shall be deemed to have received a Collection to the extent of such reduction or cancellation.

     "Default Fee" means with respect to any amount due and payable by Seller in respect of any Aggregate Unpaids, an amount equal to the interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2% above the Prime Rate.

     "Default Ratio" means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (x) the total Outstanding Balance of Defaulted Receivables plus (i) the amount of Receivables which became Charged-Off Receivables before becoming Defaulted Receivables during the Calculation Period that includes such Cut-Off Date and (ii) the amount of Receivables that were converted to a note receivable or a Collection Receivable before becoming Defaulted Receivables during the Calculation Period that includes such Cut-Off Date, by (y) the aggregate sales generated by the Originators during the

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Calculation  Period occurring six months prior to the Calculation  Period ending on such Cut-Off Date.

     "Defaulted Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for 121-150 days from the original due date for such payment; provided that once a Receivable becomes a Charged-Off Receivable, it shall no longer be a Defaulted Receivable.

     "Delinquency Ratio" means, at any time, a percentage equal to (i) the aggregate Outstanding Balance of all Receivables as to which any payment or part thereof remains unpaid for more than 120 days plus the aggregate Outstanding Balance of all Collection Receivables outstanding for less than 121 days divided by (ii) the aggregate Outstanding Balance of all Receivables at such time.

     "Delinquent Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for 61 days or more from the original due date for such payment.

     "Designated Obligor" means any Obligor designated in writing by the Agent, in the exercise of reasonable credit judgment, as being unacceptable to it.

     "Dilution Horizon Ratio" means, as of any Cut-off Date, a ratio (expressed as a decimal), computed by dividing (i) the aggregate amount of Receivables generated by the Originators during the current Calculation Period plus 50% of the aggregate amount of Receivables generated by the Originators during the prior Calculation Period, by (ii) the Net Receivables Balance.

     "Dilution Ratio" means, as of any Cut-Off Date, a ratio (expressed as a percentage), computed by dividing (a) the total amount of Dilutions during the Calculation Period ending on such Cut-Off Date (excluding any credits related to rebates or cash discounts), by (b) the aggregate amount of Receivables generated by the Originators during the Calculation Period that ended two Cut-Off Dates prior to such Cut-Off Date.

     "Dilution Reserve" means as of the last day of any calendar month, a percentage equal to the greater of (i) 5.00% and

                  (ii)     [(DSF x ED) + ((DS - ED) x DS)] x DHR ED

                  where:

                  DSF      =        the Dilution Stress Factor at such time;

                  ED       =        the Expected Dilution Ratio at such time;

                  DS       =        the Dilution Spike Ratio at such time; and

                  DHR      =        the Dilution Horizon Ratio at such time.

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     "Dilution  Spike Ratio" means, on any date of  determination,  the greatest
2-month rolling average of the Dilution Ratio (as determined as of the last day of each calendar month) during the immediately preceding twelve (12) calendar months ending on or prior to such date of determination.

     "Dilution Stress Factor" means, at any time, if Servicer's ratio of Total Debt to Adjusted EBITDA is less than 3.0, 1.75, otherwise, 2.0.

     "Dilutions" means, at any time, the aggregate amount of reductions or cancellations described in the third sentence of the definition of "Deemed Collections.".

     "Discount Rate" means, the LIBO Rate or the Prime Rate, as applicable, with respect to each Purchaser Interest of the Financial Institutions.

     "EBIT" shall mean, with respect to any person,  for any period,  the sum of
(a) operating net income or loss plus (b) all amounts deducted in determining such operating net income or loss on account of (i) Consolidated Interest Expense and (ii) taxes based on or measured by income, all as determined in accordance with GAAP, plus (c) the amount of any one-time charge taken as a result of the cumulative effect from changes to GAAP after the effective date of the Five-Year Credit Agreement.

     "Eligible Assignee" means (a) any "bankruptcy remote" special purpose entity which is administered by the Agent (or any Affiliate of the foregoing) that is in the business of acquiring or financing receivables, securities and/or other financial assets and which issues commercial paper notes that are rated at least A-1 by S&P and P-1 by Moody's, or (b) any bank or other financial institution with a rating of its short-term securities equal to or higher than
(i) A-1 by S&P and (ii) P-1 by Moody's having a combined capital and surplus of at least $250,000,000.

     "Eligible Receivable" means, at any time, a Receivable:

          (i) the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has a billing address in the United States; (b) is not an Affiliate of any of the parties hereto and (c) is not a Designated Obligor; provided, however, that (A) Foreign Receivables with an aggregate Outstanding Balance that does not exceed 2% of the total Outstanding Balance of all Receivables and (B) Government Receivables with an aggregate Outstanding Balance that does not exceed 1% of the total Outstanding Balance of all Receivables may be included as "Eligible Receivables" if such Receivables otherwise meet the requirements of this definition,

          (ii) the Obligor of which is not the Obligor of any Charged-Off Receivable at the time of purchase or Reinvestment,

          (iii) which is not at the time of purchase or Reinvestment a Delinquent Receivable or a Collection Receivable and which is not owing from an Obligor as to which more than 35% of the aggregate Outstanding Balance of all Receivables owing from such Obligor are Receivables as to which payment, or part thereof, remains unpaid for more than 120 days,

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
          (iv) which by its terms is due and payable within 60 days after the original billing date therefor and has not had its payment terms extended; provided, however, that Receivables due in 61-150 days of the original billing date therefor that have not had their payment terms extended may also be Eligible Receivables if the weighted average term for all Receivables does not exceed 75 days,

          (v) which is an "account" within the meaning of Section 9-102 of the UCC of all applicable jurisdictions,

          (vi) which is denominated and payable only in United States dollars in the United States,

          (vii) which arises under a Contract which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms and constitutes the portion of such Receivable not subject to offset, counterclaim or other defense,

          (viii) arises under a Contract that does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Contract,

          (ix) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Originator,

          (x) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

          (xi)  which   satisfies  in  all  material   respects  the  applicable
     requirements of the Credit and Collection Policy,

          (xii) which was generated in the ordinary course of the applicable Originator's business,

          (xiii) which arises solely from the sale of goods or the provision of services to the related Obligor by the applicable Originator, and not by any other Person (in whole or in part),

          (xiv) as to which the Agent has not notified Seller that the Agent has determined in the exercise of its commercially reasonable credit judgment that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to the Agent,

          (xv)  which  is not  subject  to any  right  of  rescission,  set-off,
     counterclaim,   any  other  defense  (including  defenses  arising  out  of

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
     violations of usury laws) of the applicable Obligor against the applicable Originator or any other Adverse Claim, and the Obligor thereon holds no right as against such Originator to cause such Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract); provided that (a) if such dispute, offset, counterclaim or defense affects only a portion of the Outstanding Balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Outstanding Balance which is not so affected, and (b) Receivables of any Obligor which has any accounts payable by the applicable Originator or by a wholly-owned Subsidiary of such
     Originator (thus giving rise to a potential offset against such Receivables) may be treated as Eligible Receivables to the extent that the Obligor of such Receivables has agreed pursuant to a written agreement in form and substance satisfactory to the Agent, that such Receivables shall not be subject to such offset, and provided, further, that at any time while Invacare's ratio of Total Debt to Adjusted EBITDA is less than 3.00, only 80% of the accrued amount of contractual rebates shall be counted as a contra pursuant to the foregoing clause (a),

          (xvi) as to which the applicable Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor, and

          (xvii) all right, title and interest to and in which has been validly transferred by the applicable Originator directly to Seller under and in accordance with the Receivables Sale Agreement, and Seller has good and marketable title thereto free and clear of any Adverse Claim.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the regulations thereunder.

     "Expected Dilution Ratio" means, on any date of determination, the average of the Dilution Ratios (in each case, as determined as of the last day of each calendar month) during the immediately preceding twelve (12) calendar months ending on or prior to such date of determination.

     "Facility Account" means Seller's Account No. 983959756 at National City Bank.

     "Facility  Termination  Date" means the earliest of (i) September 30, 2008,
(ii) the Liquidity Termination Date, and (iii) the Amortization Date.

     "Federal Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as amended and any successor statute thereto.

     "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum for each day during such period equal to (a) the

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
weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

     "Fee Letter" means that certain letter agreement dated as of the date hereof among Seller, Conduit and the Agent, as it may be amended or modified and in effect from time to time.

     "Finance Charges" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

     "Financial Institutions" has the meaning set forth in the preamble in this Agreement.

     "Five-Year Credit Agreement" means the Credit Agreement, dated as of January 14, 2005 (as amended, supplemented or otherwise modified from time to time), by and among Invacare and certain Subsidiaries thereof, as Borrowers, various financial institutions and Agent.

     "Foreign Receivable" means a Receivable that does not meet the definition of "Eligible Receivable" due to the operation of subclause (i)(a) thereof.

     "Funding Agreement" means this Agreement and any agreement or instrument executed by any Funding Source with or for the benefit of Conduit.

     "Funding Source" means (i) any Financial Institution or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to Conduit.

     "GAAP" means generally accepted accounting principles in effect in the United States of America as of the date of this Agreement.

     "Government Receivable" means a Receivable, the Obligor of which is a Governmental Authority.

     "Governmental Authority" means the government of the United States or any foreign government or, in each case, any state, province, municipality or other political subdivision thereof or therein or any court, agency, instrumentality thereof or therein.

     "ICC" shall mean Invacare Credit Corporation, an Ohio corporation, together with its successors and assigns

     "Incremental Purchase" means a purchase of one or more Purchaser Interests which increases the total outstanding Aggregate Capital hereunder.

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
     "Indebtedness" shall mean, with respect to any Person, such Person's (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, except for trade accounts payable arising in the ordinary course of business that are not more than 90 days past due or as are reasonably being contested, (iv) obligations as lessee under leases which have been in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations to purchase property or services if payment is required regardless of whether such property is delivered or services are performed (generally called "take or pay" contracts), but such obligations shall only be included in an amount equal to the difference between the amount of the required payment and the value to such Person or a Subsidiary of such Person of the goods or services required to be delivered in connection with such required payment, (vi) obligations in respect of currency or interest rate swaps or comparable transactions valued at the maximum termination payment payable by the obligor, other than any such contracts entered into as hedges against Indebtedness of the kinds referred to in clauses (i) and (ii) above,
(vii) any obligation of any Person other than such Person, if such obligation is secured by any lien on the property of such Person or any of its Subsidiaries, provided that, the amount of any such Indebtedness shall be limited to the greater of the then book value or fair market value of the property securing any such lien, (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA and (ix) Contingent Obligations.

     "Independent Director" shall mean a member of the Board of Directors of Seller who is not at such time, and has not been at any time during the preceding five (5) years, (A) a director, officer, customer, supplier, employee or affiliate of Seller, any Originator, or any of their respective Subsidiaries or Affiliates (other than his or her service as an Independent Director), (B) the beneficial owner (at the time of such individual's appointment as an Independent Director or at any time thereafter while serving as an Independent Director) of any of the outstanding common shares of any Seller Party or any of their respective Subsidiaries or Affiliates having general voting rights or (C) the immediate family member of any of the foregoing.

     "Interest Coverage Ratio" shall mean, as of any date, the ratio of (a) Consolidated EBIT as calculated for the four most recently ended consecutive fiscal quarters of Invacare to (b) Consolidated Interest Expense as calculated for the same four fiscal quarters.

     "JPMorgan Chase" means JPMorgan Chase Bank, N.A. in its individual capacity and its successors.

     "Lease   Receivables   Securitization    Transaction"   means   any   asset
securitization transaction associated with any leasing or commercial purchase program of Invacare or ICC.

     "LIBO Rate" means the rate per annum equal to the sum of (i) (a) the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period, and having a maturity equal to such Tranche Period, provided that, (i) if Reuters Screen FRBD is not available to the Agent for any reason, the applicable LIBO Rate for the relevant Tranche Period shall instead be the applicable British Bankers'

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Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, and having a maturity equal to such Tranche Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Agent, the applicable LIBO Rate for the relevant Tranche Period shall instead be the rate determined by the Agent to be the rate at which JPMorgan Chase offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, in the approximate amount to be funded at the LIBO Rate and having a maturity equal to such Tranche Period, divided by (b) one
minus  the  maximum   aggregate  reserve   requirement   (including  all  basic,
supplemental, marginal or other reserves) which is imposed against the Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) the Applicable Margin per annum. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

     "Lien" shall mean any pledge, assignment, deed of trust, hypothecation, mortgage, security interest, conditional sale or title retaining contract, financing statement filing, or any other type of lien, charge, encumbrance or other similar claim or right.

     "Liquidity Termination Date" means September 28, 2006 or such later date as extended pursuant to the terms of this Agreement.

     "Lock-Box" means each locked postal box with respect to which a bank which has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV.

     "Loss Horizon Ratio" means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (a) the sum of (i) the aggregate amount of Receivables generated by the Originators during the four Calculation Periods ending on such Cut-Off Date and (ii) 50% of the aggregate amount of Receivables generated by the Originators during the Calculation Period ending four Cut-Off Dates prior to such Cut-Off Date, by (b) the Net Receivables Balance as of such Cut-Off Date.

     "Loss Ratio" means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (a) the sum of (i) the total Outstanding
Balance of Defaulted Receivables plus (ii) the amount of Receivables which became Charged-Off Receivables before becoming Defaulted Receivables during the Calculation Period that includes such Cut-Off Date, plus (iii) the amount of Receivables that were converted to notes receivable or Collection Receivables before becoming Defaulted Receivables during the Calculation Period that includes such Cut-Off Date, by (b) the aggregate sales generated by the Originators during the Calculation Period occurring six months prior to the Calculation Period ending on such Cut-Off Date; provided, however, that at any time while Invacare's ratio of Total Debt to Adjusted EBITDA is less than 3.00, only 80% of the amount described in clause (a)(i) shall be counted for purposes of computing the Loss Ratio.

     "Loss Reserve" means, for any Calculation Period, the greater of (i) 22% and (ii) the product (expressed as a percentage) of (a) 2.0, times (b) the highest three-month rolling average Loss Ratio during the 12 Calculation Periods ending on the immediately preceding Cut-Off Date, times (c) the Loss Horizon Ratio as of the immediately preceding Cut-Off Date.

     "Material Adverse Effect" means a material adverse effect on (i) the financial condition or operations of Seller or Invacare and its Subsidiaries, taken as a whole, (ii) the ability of Seller or, at such times as Invacare is the Servicer, the Servicer to perform its obligations under this Agreement or the Provider to perform its obligations under the Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

     "Monthly Report" means a report, in substantially the form of Exhibit IX hereto (appropriately completed), furnished by the Servicer to the Agent pursuant to Section 8.5.

     "Net Eligible Receivable" means the total Eligible Receivables minus the Cash Discount Factor.

     "Net Receivables Balance" means, at any time, the Net Eligible Receivables reduced by the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Concentration Limit for such Obligor.

     "Net Worth" of any person shall mean, as of any date, the amount of stockholders' equity, exclusive of the cumulative effect of Other Comprehensive Earnings (either positive or negative), all on a consolidated basis and in accordance with GAAP.

     "Obligations" shall have the meaning set forth in Section 2.1.

     "Obligor" means a Person obligated to make payments pursuant to a Contract.

     "Originator" means each of Invacare Corporation, an Ohio corporation, Healthtech Products, Inc., a Missouri corporation, and Invacare Supply Group, Inc., a Massachusetts corporation, in its capacity as seller under the Receivables Sale Agreement.

     "Other Comprehensive Earnings (Loss)" shall mean the reported increases or decreases in Invacare's reported Net Worth resulting from (a) foreign currency translation adjustments, (b) unrealized gains (losses) on available securities held for sale, and (c) the cumulative effect of Invacare's adoption of FAS 133.

     "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

     "Participant" has the meaning set forth in Section 12.2.

     "Performance Undertaking" means that certain Performance Undertaking, dated as of September 30, 2005, by Provider in favor of Seller, substantially in the form of Exhibit X, as the same may be amended, restated or otherwise modified from time to time.

     "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Pooled Commercial Paper" means Commercial Paper notes of Conduit subject to any particular pooling arrangement by Conduit, but excluding Commercial Paper issued by Conduit for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by Conduit.

     "Potential Amortization Event" means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

     "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by JPMorgan Chase or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes

     "Pro Rata Share" means at any time for each Financial Institution, a percentage equal to (i) the Commitment of such Financial Institution at such time, divided by (ii) the aggregate amount of all Commitments of all Financial Institutions hereunder.

     "Proposed Reduction Date" has the meaning set forth in Section 1.3.

     "Provider" means Invacare Corporation, an Ohio corporation, and its successors.

     "Purchase Limit" means $100,000,000.

     "Purchase Notice" has the meaning set forth in Section 1.2.

     "Purchase Price" means, with respect to any Incremental Purchase of a Purchaser Interest, the amount paid to Seller for such Purchaser Interest which shall not exceed the least of (i) the amount requested by Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable purchase date and (iii) the excess, if any, of the Net Receivables Balance (less the Aggregate Reserves) on the applicable purchase date over the aggregate outstanding amount of Aggregate Capital determined as of the date of the most recent Monthly Report, taking into account such proposed Incremental Purchase.

     "Purchasers" means Conduit and each Financial Institution.

     "Purchaser Interest" means, at any time, an undivided percentage interest (computed as set forth below) associated with a designated amount of Capital, selected pursuant to the terms and conditions hereof in (i) each Receivable arising prior to the time of the most recent computation or recomputation of such undivided interest, (ii) all Related Security with respect to each such Receivable, and (iii) all Collections with respect to, and other proceeds of, each such Receivable. Each such undivided percentage interest shall equal:

                                                     C
                                           ----------------------
                                                 NRB - AR

                  where:

                  C........= the Capital of such Purchaser Interest.

                  AR.......= the Aggregate Reserves.

                  NRB......= the Net Receivables Balance.

Such undivided percentage interest shall be initially computed on its date of purchase. Thereafter, until the Amortization Date, each Purchaser Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Amortization Date. The variable percentage represented by any Purchaser Interest as computed (or deemed recomputed) as of the close of the business day immediately preceding the Amortization Date shall remain constant at all times thereafter.

     "Purchasing Financial Institution" has the meaning set forth in Section 12.1(b).

     "Receivable" means any right to payment from a Person (other than an Affiliate of any Seller Party) owed to Seller, including, without limitation, any right to payment constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

     "Receivables Sale Agreement" means that certain Receivables Sale Agreement, dated as of September 30, 2005, among Originators and Seller, as the same may be amended, restated or otherwise modified from time to time.

     "Records" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

     "Reduction Notice" has the meaning set forth in Section 1.3.

     "Regulatory Change" has the meaning set forth in Section 10.2.

     "Reinvestment" has the meaning set forth in Section 2.2.

     "Related Security" means, with respect to any Receivable:

          (i) all of Seller's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale of which by the applicable Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

          (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

          (iii)  all  guaranties,   letters  of  credit,   insurance  and  other
     agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

          (iv) all enforcement rights or rights to receive payment with respect to service contracts and other contracts and agreements associated with such Receivable,

          (v) all Records related to such Receivable,

          (vi) all of Seller's right, title and interest in, to and under the Receivables Sale Agreement in respect of such Receivable and all of Seller's right, title and interest in, to and under the Performance Undertaking, and

          (vii) all proceeds of any of the foregoing.

     "Required   Financial   Institutions"   means,   at  any  time,   Financial
Institutions with Commitments in excess of 66-2/3% of the Purchase Limit.

     "Required Notice Period" means the number of days required notice set forth below applicable to the Aggregate Reduction indicated below:

                 AGGREGATE REDUCTION                    REQUIRED NOTICE PERIOD

                 Up to $100,000,000                     two Business Days
                 Over $100,000,000                      five Business Days


     "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of Seller now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock of Seller, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of Seller now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of Seller now or hereafter outstanding, and (v) any payment of management fees by Seller (except for reasonable management fees to any Originator or its Affiliates in reimbursement of actual management services performed).

     "Seller" has the meaning set forth in the preamble to this Agreement.

     "Seller Parties" has the meaning set forth in the preamble to this Agreement.

     "Servicer"  means at any time the  Person  (which  may be the  Agent)  then
authorized  pursuant  to  Article  VIII  to  service,   administer  and  collect
Receivables.

     "Servicing Fee" has the meaning set forth in Section 8.6.

     "Settlement Date" means (A) the date which is two Business Days following the date specified in Section 8.5(i), and (B) the last day of the relevant
Tranche Period in respect of each Purchaser Interest of the Financial Institutions.

     "Settlement Period" means (A) in respect of each Purchaser Interest of Conduit, the immediately preceding Accrual Period, and (B) in respect of each Purchaser Interest of the Financial Institutions, the entire Tranche Period of such Purchaser Interest.

     "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of Seller.

     "Termination Date" has the meaning set forth in Section 2.2.

     "Termination Percentage" has the meaning set forth in Section 2.2.

     "Terminating Financial Institution" means any Financial Institution that notifies the Seller and the Agent that it will not be extending its Commitment beyond the Liquidity Termination Date.

     "Terminating Tranche" has the meaning set forth in Section 4.3(b).

     "Total Debt" as of any date for any person, shall mean: (a) all debt for borrowed money and similar monetary obligations evidenced by bonds, notes, debentures, Capital Lease obligations or otherwise; (b) all liabilities secured by any Lien existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all reimbursements obligations under outstanding letters of credit in respect of drafts which (i) may be presented or (ii) have been presented and have not yet been paid, (d) the aggregate outstanding amount of all Lease Receivables Securitization Transactions (as defined in the Five-Year Credit Agreement), based on the aggregate outstanding amount sold, assigned, discounted or otherwise transferred or financed, whether or not shown as a liability on a consolidated balance sheet of such person, as reasonably satisfactory to the Agent (but excluding any amounts outstanding under any Trade Receivables Securitization Transaction permitted pursuant to Section 5.2(n) of the Five-Year Credit Agreement), and (e) all Contingent Liabilities relating to any of the obligations of others similar in character to those described in the foregoing clauses (a) through (d), but excluding all recourse obligations of Invacare, ICC or any other wholly-owned Subsidiary under certain third party financing arrangements offered to customers which are acceptable to the Agent (including arrangements with De Lage Landen).

     "Trade Receivables Securitization Transactions" means any trade receivables
securitization  transaction  involving  Invacare  or  any  Subsidiary,   whether
reflected on or off the balance sheet of Invacare or such Subsidiary.

     "Tranche Period" means, with respect to any Purchaser Interest held by a Financial Institution:

          (a) if Yield for such Purchaser Interest is calculated on the basis of the LIBO Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the Agent and Seller, commencing on a Business Day selected by Seller or the Agent pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or

          (b) if Yield for such Purchaser Interest is calculated on the basis of the Prime Rate, a period commencing on a Business Day selected by Seller, provided no such period shall exceed one month.

If any Tranche Period would end on a day which is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, provided, however, that in the case of Tranche Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche Period for any Purchaser Interest which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period which commences after the Amortization Date shall be of such duration as selected by the Agent.

     "Transaction Documents" means, collectively, this Agreement, each Purchase Notice, the Receivables Sale Agreement, each Collection Account Agreement, the Performance Undertaking, the Fee Letter, the Subordinated Note (as defined in the Receivables Sale Agreement) and all other instruments, documents and agreements executed and delivered in connection herewith.

     "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

     "Yield" means for each respective Tranche Period relating to Purchaser Interests of the Financial Institutions, an amount equal to the product of the applicable Discount Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis.

     "Yield and Servicing Reserve" means, on any date, 1.0%.

     All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such
Article 9.

                                   EXHIBIT II

                             FORM OF PURCHASE NOTICE

                                     [DATE]


JPMorgan Chase Bank, N.A., as Agent
1 Bank One Plaza
Asset-Backed Securities
Chicago, Illinois 60670-0596
Attention:  PARCO Manager

                  Re:   PURCHASE NOTICE

Ladies and Gentlemen:

     Reference is hereby made to the Receivables Purchase Agreement, dated as of September 30, 2005, by and among Invacare Receivables Corporation (the "Seller"), Invacare Corporation, as Servicer, the Financial Institutions, Park Avenue Receivables Company, LLC ("Conduit"), and JPMorgan Chase Bank, N.A., as Agent (the "Receivables Purchase Agreement"). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

                  The Agent is hereby notified of the following Incremental
Purchase:

Purchase Price:                                    $
                                                    --------------------------
Date of Purchase:
                                                    ---------------------------
Requested Discount Rate:                            [LIBO Rate] [Prime Rate]
                                                  [Pooled Commercial Paper rate]

     Please wire-transfer the Purchase Price in immediately available funds on the above-specified date of purchase to:

                  [Account Name]
                  [Account No.]
                  [Bank Name & Address]
                  [ABA #]
                  Reference:  Invacare Receivables Corporation
                  Telephone advice to: [Name] @ tel. no. (    ) ________________

                  Please advise [Name] at telephone no. (    ) _________________
                  if Conduit will not be making this purchase.

     In connection with the Incremental Purchase to be made on the above listed "Date of Purchase" (the "Purchase Date"), the Seller hereby certifies that the following statements are true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Incremental Purchase):

          (i) the  representations  and  warranties  of the  Seller set forth in
     Section 5.1 of the Receivables Purchase Agreement are true and correct on and as of the Purchase Date as though made on and as of such date;

          (ii) no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event or a Potential Amortization Event;

          (iii) the Facility Termination Date has not occurred, the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%; and

          (iv) the amount of Aggregate Capital is $_________ after giving effect to the Incremental Purchase to be made on the Purchase Date.

Very truly yours,

INVACARE RECEIVABLES CORPORATION



By:
   --------------------------------------------------
Name:
Title:

                                   EXHIBIT III

        STATE OF ORGANIZATION; PLACES OF BUSINESS; LOCATIONS OF RECORDS;
                   FEDERAL EMPLOYER IDENTIFICATION NUMBER AND
                      ORGANIZATIONAL IDENTIFICATION NUMBER



------------------------------------------------------------ -------------------
Legal Name                                                  Invacare Receivables
                                                             Corporation
----------
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
State or Organization                                        Delaware
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Principal Place of Business                                  1320 Taylor Street
                                                             Elyria, Ohio  44035
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Chief Executive Officer                                      1320 Taylor Street
                                                             Elyria, Ohio  44035
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Location(s)                                                  of Records 1320
                                                             Taylor Street
                                                             Elyria, Ohio 44035
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Federal Employer Identification Number                       20-2122590
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Organizational Identification Number                         3894600
------------------------------------------------------------ -------------------

                                   EXHIBIT IV

                 NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

---------------------------------------------------- ---------------------------

LOCK-BOX                                           RELATED COLLECTION ACCOUNT
---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------

Harris Trust and Savings Bank                      Harris Trust and Savings Bank
111 West Monroe Street                             111 West Monroe Street
Chicago, IL 60690                                  Chicago, IL 60690

Lock Box No. 33416                                 Deposit Account No. 3023009

---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
PNC Bank, National Association                    PNC Bank, National Association
Two PNC Plaza, 31st Floor                         Two PNC Plaza, 31st Floor
620 Liberty Avenue                                620 Liberty Avenue
Pittsburgh, Pennsylvania                          Pittsburgh, Pennsylvania

Lockbox No. 642878                                Account No. 1011561967
---------------------------------------------------- ---------------------------

                                    EXHIBIT V

                         FORM OF COMPLIANCE CERTIFICATE

To:  JPMorgan Chase Bank, N.A., as Agent

     This Compliance Certificate is furnished pursuant to that certain Receivables Purchase Agreement dated as of September 30, 2005 among Invacare Receivables Corporation (the "Seller"), Invacare Corporation (the "Servicer"), the Purchasers party thereto and JPMorgan Chase Bank, N.A., as agent for such Purchasers (the "Agreement").

          THE UNDERSIGNED HEREBY CERTIFIES THAT:

          1. I am the duly elected ________________ of Seller.

          2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Seller and its Subsidiaries during the accounting period covered by the attached financial statements.

          3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.

          4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

          5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Seller has taken, is taking, or proposes to take with respect to each such condition or event:

    THE FOREGOING CERTIFICATIONS, TOGETHER WITH THE COMPUTATIONS SET FORTH IN
       SCHEDULE I HERETO AND THE FINANCIAL STATEMENTS DELIVERED WITH THIS
         CERTIFICATE IN SUPPORT HEREOF, ARE MADE AND DELIVERED THIS DAY
                                   OF , ____.

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

          A. Schedule of Compliance as of __________, ____ with Section ___ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

          This schedule relates to the month ended:

                                   EXHIBIT VI

                      FORM OF COLLECTION ACCOUNT AGREEMENT



Exhibit to be created based upon executed agreement.

                                   EXHIBIT VII

                          FORM OF ASSIGNMENT AGREEMENT


     THIS ASSIGNMENT AGREEMENT (this "Assignment Agreement") is entered into as of the ___ day of ____________, ____, by and between _____________________
("Assignor") and __________________ ("Assignee").

                             PRELIMINARY STATEMENTS

     A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(b) of that certain Receivables Purchase Agreement dated as of September 30, 2005 by and among Invacare Receivables Corporation, Invacare Corporation, as Servicer, Park Avenue Receivables Company, LLC, JPMorgan Chase Bank, N.A., as Agent, and the Financial Institutions party thereto (as amended, modified or restated from time to time, the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Purchase Agreement.

     B. Assignor is a Financial Institution party to the Purchase Agreement, and Assignee wishes to become a Financial Institution thereunder; and

     C. Assignor is selling and assigning to Assignee an undivided ____________% (the "Transferred Percentage") interest in all of Assignor's rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, Assignor's Commitment and (if applicable) the Capital of Assignor's Purchaser Interests as set forth herein.

                                    AGREEMENT

                  The parties hereto hereby agree as follows:

     1. The sale, transfer and assignment effected by this Assignment Agreement shall become effective (the "Effective Date") two (2) Business Days (or such other date selected by the Agent in its sole discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement ("Effective Notice") is delivered by the Agent to Conduit, Assignor and Assignee. From and after the Effective Date, Assignee shall be a Financial Institution party to the Purchase Agreement for all purposes thereof as if Assignee were an original party thereto and Assignee agrees to be bound by all of the terms and provisions contained therein.

     2. If Assignor has no outstanding Capital under the Purchase Agreement, on the Effective Date, Assignor shall be deemed to have hereby transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred

Percentage of Assignor's Commitment and all rights and obligations associated therewith under the terms of the Purchase Agreement, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under Section 4.1 of the Purchase Agreement.

     3. If Assignor has any outstanding Capital under the Purchase Agreement, at or before 12:00 noon, local time of Assignor, on the Effective Date Assignee shall pay to Assignor, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of Assignor's Purchaser Interests (such amount, being hereinafter referred to as the "Assignee's Capital"); (ii) all accrued but unpaid (whether or not then due) Yield attributable to Assignee's Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of Assignee's Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the "Assignee's Acquisition Cost"); whereupon, Assignor shall be deemed to have sold, transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment and the Capital of Assignor's Purchaser Interests (if applicable) and all related rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under Section 4.1 of the Purchase Agreement.

     4. Concurrently with the execution and delivery hereof, Assignor will provide to Assignee copies of all documents requested by Assignee which were delivered to Assignor pursuant to the Purchase Agreement.

     5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to affect the purposes of this Assignment Agreement.

     6. By executing and delivering this Assignment Agreement, Assignor and Assignee confirm to and agree with each other, the Agent and the Financial Institutions as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of Assignee, the Purchase Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, any Obligor, any Affiliate of the Seller or the performance or observance by the Seller, any Obligor, any Affiliate of the Seller of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith;
(c) Assignee confirms that it has received a copy of the Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) Assignee will, independently and without reliance upon the Agent, Conduit, the Seller or any other Financial Institution or Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (f) Assignee agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the other Transaction Documents, are required to be performed by it as a Financial Institution or, when applicable, as a Purchaser.

     7. Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including, without limitation, Sections 4.1 and 13.6 thereof.

     8. Schedule I hereto sets forth the revised Commitment of Assignor and the Commitment of Assignee, as well as administrative information with respect to Assignee.

     9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     10. Assignee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness for borrowed money of Conduit, it will not institute against, or join any other Person in instituting against, Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

                                            [ASSIGNOR]


                                            By: _________________________
                                            Title:


                                            [ASSIGNEE]


                                            By:  __________________________
                                            Title:

[CONSENTED TO:


INVACARE RECEIVABLES CORPORATION


By:  ________________________________

Title:   ______________________________]

                       SCHEDULE I TO ASSIGNMENT AGREEMENT

                       LIST OF LENDING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS

Date:  _____________, ______

Transferred Percentage:  ____________%


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                   A-1                    A-2                     B-1                    B-2
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Assignor                  Commitment (prior to     Commitment (after      Outstanding Capital     Ratable Share of
                          giving effect to the    giving effect to the         (if any)          Outstanding Capital
                          Assignment Agreement)  Assignment Agreement)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                          A-2                     B-1                    B-2
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Assignee                                           Commitment (after      Outstanding Capital     Ratable Share of
                                                  giving effect to the         (if any)          Outstanding Capital
                                                 Assignment Agreement)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Address for Notices


Attention:
Phone:
Fax:

                       SCHEDULE II TO ASSIGNMENT AGREEMENT

                                EFFECTIVE NOTICE

TO:      ________________________, Assignor


TO:      ________________________, Assignee


     The undersigned, as Agent under the Receivables Purchase Agreement dated as of ______, ____ by and among ___________, a _________ corporation, _________, as
Servicer, Park Avenue Receivables Company, LLC, JPMorgan Chase Bank, N.A., as Agent, and the Financial Institutions party thereto, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of ____________, ____ between __________________, as Assignor, and
__________________, as Assignee. Terms defined in such Assignment Agreement are used herein as therein defined.

     1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be --------------, ----.

     2.  Conduit  hereby  consents to the  Assignment  Agreement  as required by
Section 12.1(b) of the Receivables Purchase Agreement.

     3. Pursuant to such Assignment Agreement, the Assignee is required to pay $____________ to Assignor at or before 12:00 noon (local time of Assignor) on the Effective Date in immediately available funds.]

                            Very truly yours,

                            JPMORGAN CHASE BANK, N.A.,
                            individually and as Agent


                            By: __________________________
                            Title:_______________________

                            PARK AVENUE RECEIVABLES COMPANY, LLC

                            BY:  JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT


                            By:  ____________________________
                            Name:
                            Title:

                                  EXHIBIT VIII

                          CREDIT AND COLLECTION POLICY

                   SEE EXHIBIT V TO RECEIVABLES SALE AGREEMENT

                                   EXHIBIT IX

                             FORM OF MONTHLY REPORT



[GRAPHIC OMITTED]

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                                       83

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                                       84

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                                       85

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                                       86

                                    EXHIBIT X

                        [FORM OF] PERFORMANCE UNDERTAKING

     THIS PERFORMANCE UNDERTAKING (this "Undertaking"), dated as of September 30, 2005, is executed by Invacare Corporation, an Ohio corporation ("Invacare" or "Performance Guarantor"), in favor of Invacare Receivables Corporation, a Delaware corporation (together with its successors and assigns, "Recipient").

                                    RECITALS

               Healthtech Products, Inc., a Missouri corporation, and Invacare Supply Group, Inc., a Massachusetts corporation (each of the foregoing, a "Subsidiary Originator" and together with Invacare, the "Originators"), Invacare, and Recipient have entered into a Receivables Sale Agreement, dated as of September 30, 2005 (as amended, restated or otherwise modified from time to time, the "Sale Agreement"), pursuant to which the Originators are selling or contributing to Recipient their respective right, title and interest in their accounts receivable and certain related rights subject to the terms and conditions contained therein.

               Recipient, Invacare, as Servicer, Park Avenue Receivables Company, LLC, JPMorgan Chase, N.A., individually and as Agent, have entered into a Receivables Purchase Agreement, dated as of September 30, 2005 (as amended, restated or otherwise modified from time to time, the "Purchase Agreement"), pursuant to which Recipient is selling undivided interests in its assets to the Agent for the benefit of the Purchasers subject to the terms and conditions contained therein.

               Performance Guarantor owns, directly or indirectly, one hundred percent (100%) of the capital stock of each of the Subsidiary
          Originators and Recipient. As a result, each of the Subsidiary Originators (and, accordingly, Performance Guarantor) is expected to receive substantial direct or indirect benefits from the Originators' sale or contribution of accounts receivable to Recipient pursuant to the Sale Agreement (which benefits are hereby acknowledged).

                  As an inducement for Recipient to acquire and to continue to acquire the Subsidiary Originators' accounts receivable pursuant to the Sale Agreement, Performance Guarantor has agreed to guarantee the due and punctual performance by each of the Subsidiary Originators of its respective obligations under the Sale Agreement.

                                    AGREEMENT

               NOW, THEREFORE, Performance Guarantor hereby agrees as follows:

     Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Sale Agreement or the Purchase Agreement, and "Guaranteed Obligations" means, collectively, all covenants, agreements, terms, conditions and indemnities to be performed and observed by any of the Subsidiary Originators under and pursuant to the Sale Agreement and each other document executed and delivered by any of them pursuant to the Sale Agreement, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by any of the Subsidiary Originators under the Sale Agreement, whether for fees, expenses (including reasonable counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason.

     Section 2. Guaranty of Performance of Guaranteed Obligations. Performance Guarantor hereby guarantees to Recipient, the full and punctual payment and performance by each of the Subsidiary Originators of its Guaranteed Obligations. This Undertaking is an absolute, unconditional and continuing guaranty of the full and punctual performance of all Guaranteed Obligations under the Sale Agreement, and each other document executed and delivered by any of the Subsidiary Originators pursuant to the Sale Agreement and is in no way conditioned upon any requirement that Recipient first attempt to collect any amounts owing by the Subsidiary Originators to Recipient, the Agent or any Purchaser from any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of Recipient, the Agent or any Purchaser in favor of any of the Subsidiary Originators or any other Person or other means of obtaining payment. Should any of the Subsidiary Originators default in the payment or performance of any of its Guaranteed Obligations, Recipient (or the Agent as its collateral assignee) may cause the immediate performance by Performance Guarantor of such Guaranteed Obligations and cause any payment of Guaranteed Obligations to become forthwith due and payable to Recipient (or the Agent as its collateral assignee) by Performance Guarantor, without demand or notice of any nature (other than as expressly provided herein), all of which are hereby expressly waived by Performance Guarantor. Notwithstanding the foregoing, this Undertaking is not a guarantee of collection of any of the Receivables and the Performance Guarantor shall not be responsible for any Guaranteed Obligations to the extent the failure to perform such Guaranteed Obligations by the related Subsidiary Originator results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor.

     Section 3. Performance Guarantor's Further Agreements to Pay. Performance Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Recipient (and its assigns), forthwith upon demand in funds immediately available to Recipient, all reasonable costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Recipient in connection with the Guaranteed Obligations, this Undertaking and the enforcement thereof, together with interest on amounts recoverable under this Undertaking from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 365-day year) equal to the Prime Rate plus 2% per annum, such rate of interest changing when and as the Prime Rate changes (except to the extent such interest would duplicate any Default Fee payable under the Receivables Sale Agreement).

     Section 4. Waivers by Performance Guarantor. Performance Guarantor waives notice of acceptance of this Undertaking, notice of any action taken or omitted by Recipient (or the Agent as its collateral assignee) in reliance on this Undertaking, and any requirement that Recipient (or the Agent as its collateral assignee) be diligent or prompt in making demands under this Undertaking, giving notice of any Termination Event, Amortization Event, other default or omission by any of the Subsidiary Originators or asserting any other rights of Recipient under this Undertaking. Performance Guarantor warrants that it has adequate means to obtain from the Subsidiary Originators, on a continuing basis, information concerning their financial condition, and that it is not relying on

Recipient  to  provide  such  information,  now  or in the  future.  Performance
Guarantor also irrevocably waives all defenses (i) that at any time may be available in respect of the Guaranteed Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship, including impairment of collateral. Recipient (or the Agent as its collateral assignee) shall be at liberty, without giving notice to or obtaining the assent of Performance Guarantor and without relieving Performance Guarantor of any liability under this Undertaking, to deal with each of the Subsidiary Originators and with each other party who now is or after the date hereof becomes liable in any manner for any of the Guaranteed Obligations, in such manner as Recipient in its sole discretion deems fit, and to this end
Performance Guarantor agrees that the validity and enforceability of this Undertaking, including without limitation, the provisions of Section 7 hereof, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any Termination Event, Amortization Event, or default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any Person or entity with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to the Guaranteed Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment obligations of any Subsidiary Originator or any part thereof or amounts which are not covered by this Undertaking even though Recipient (or its assigns) might lawfully have elected to apply such payments to any part or all of the payment obligations of Subsidiary Originators or to amounts which are not covered by this Undertaking; (g) the existence of any claim, setoff or other rights which Performance Guarantor may have at any time against Subsidiary Originators in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Guaranteed Obligations or any part thereof; or (i) any failure on the part of any Subsidiary Originator to perform or comply with any term of the Sale Agreement or any other document executed in connection therewith or delivered thereunder, all whether or not Performance Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (i) of this Section 4.

     Section 5. Unenforceability of Guaranteed Obligations Against Subsidiary Originators. Notwithstanding (a) any change of ownership of Originators or the insolvency, bankruptcy or any other change in the legal status of Originators;
(b) any change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations;
(c) the failure of any of the Subsidiary Originators or Performance Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this Undertaking, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this Undertaking; or (d) if any of the moneys included in the Guaranteed Obligations have become irrecoverable from any of the Subsidiary Originators for any other reason other than final payment in full of the payment Guaranteed Obligations in accordance with their terms, this Undertaking shall nevertheless be binding on Performance Guarantor. This Undertaking shall be in addition to any other guaranty or other security for the Guaranteed Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any of the Subsidiary Originators or for any other reason with respect to any of the Subsidiary Originators, all such amounts then due and owing with respect to the Guaranteed Obligations under the terms of the Sale Agreement, or any other agreement evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, shall be immediately due and payable by Performance Guarantor.

     Section 6. Representations and Warranties. Performance Guarantor hereby represents and warrants to Recipient that:

     (a) Power and Authority; Due Authorization. It has all requisite corporate power to own or lease the properties used in its business and to carry on its business as now being conducted and as proposed to be conducted, and to execute and deliver this Undertaking and to engage in the transactions contemplated by this Undertaking.

     (b) No Conflict. The execution and delivery by it of this Undertaking, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree of which it is aware binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets or the assets of its Subsidiaries (except as created by the Transaction Documents) except, in each of the foregoing cases, where such contravention or violation would not have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

     (c) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution and delivery by Performance Guarantor of this Undertaking and the performance of its obligations hereunder.

     (d) Binding Effect. This Undertaking, when delivered, will be, the Performance Guarantor's legal, valid and binding obligation, enforceable against it in accordance with its terms; except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceedings may be brought.

     Section 7. Subrogation; Subordination. Notwithstanding anything to the contrary contained herein, until the Guaranteed Obligations are paid in full, Performance Guarantor: (a) will not enforce or otherwise exercise any right of subrogation to any of the rights of Recipient, the Agent or any Purchaser against any of the Subsidiary Originators, (b) hereby waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, at law or in equity or otherwise) to the claims of Recipient, the Agent and the Purchasers against any of the Subsidiary Originators and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as such term is defined in the United States Bankruptcy Code) which Performance Guarantor might now have or hereafter acquire against any of the Subsidiary Originators that arise from the existence or performance of Performance Guarantor's obligations hereunder, (c) will not claim any setoff, recoupment or counterclaim against any of the Subsidiary Originators in respect of any liability of Performance Guarantor to any of the Subsidiary Originators and (d) waives any benefit of and any right to participate in any collateral security which may be held by the
Agent or any Purchaser. The payment of any amounts due with respect to any indebtedness of any of the Subsidiary Originators now or hereafter owed to Performance Guarantor is hereby subordinated to the prior payment in full of all of the Guaranteed Obligations. Performance Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Guaranteed Obligations, Performance Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of any of the Subsidiary Originators to
Performance Guarantor until all of the Guaranteed Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, Performance Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Guaranteed Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by Performance Guarantor as trustee for Recipient (and the Agent as its collateral assignee) and be paid over to Recipient (or the Agent as its collateral assignee) on account of the Guaranteed Obligations without affecting in any manner the liability of Performance Guarantor under the other provisions of this Undertaking. The provisions of this Section 7 shall be supplemental to and not in derogation of any rights and remedies of Recipient under any separate subordination agreement which Recipient may at any time and from time to time enter into with Performance Guarantor.

     Section 8. Termination of Performance Undertaking. Performance Guarantor's obligations hereunder shall continue in full force and effect until all Guaranteed Obligations are finally paid and satisfied in full and the Purchase Agreement is terminated, provided that this Undertaking shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any of the Subsidiary Originators or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not Recipient (or the Agent as its collateral assignee) is in possession of this Undertaking. No invalidity, irregularity or unenforceability by reason of the federal bankruptcy code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair, affect, be a defense to or claim against the obligations of Performance Guarantor under this Undertaking.

     Section 9. Effect of Bankruptcy. This Performance Undertaking shall survive the insolvency of any of the Subsidiary Originators and the commencement of any case or proceeding by or against any of the Subsidiary Originators under the federal bankruptcy code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the federal bankruptcy code with respect to any of the Subsidiary Originators or other

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federal,  state or other  applicable  bankruptcy,  insolvency or  reorganization statutes to which any of the Subsidiary Originators is subject shall postpone the obligations of Performance Guarantor under this Undertaking.

     Section 10. Setoff. Regardless of the other means of obtaining payment of any of the Guaranteed Obligations, Recipient is (and from and after the occurrence of an Amortization Event under and as defined in the Purchase Agreement which is not waived in writing in accordance with the terms thereof, the Agent is) hereby authorized at any time and from time to time, without notice to Performance Guarantor (any such notice being expressly waived by Performance Guarantor) and to the fullest extent permitted by law, to set off and apply any deposits and other sums against the obligations of Performance Guarantor under this Undertaking, whether or not Recipient (or, if applicable, the Agent) shall have made any demand under this Undertaking and although such obligations may be contingent or unmatured.

     Section 11. Taxes. All payments to be made by Performance Guarantor hereunder shall be made free and clear of any deduction or withholding. If Performance Guarantor is required by law to make any deduction or withholding on account of tax or otherwise from any such payment, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Recipient receive a net sum equal to the sum which they would have received had no deduction or withholding been made.

     Section 12. Further Assurances. Performance Guarantor agrees that it will from time to time, at the request of Recipient (or the Agent as its collateral assignee), provide information relating to the business and affairs of Performance Guarantor as Recipient may reasonably request. Performance Guarantor also agrees to do all such things and execute all such documents as Recipient (or the Agent as its collateral assignee) may reasonably consider necessary or desirable to give full effect to this Undertaking and to perfect and preserve the rights and powers of Recipient hereunder.

     Section 13. Successors and Assigns. This Performance Undertaking shall be binding upon Performance Guarantor, its successors and permitted assigns, and shall inure to the benefit of and be enforceable by Recipient and its successors and assigns. Performance Guarantor may not assign or transfer any of its obligations hereunder. Recipient may not assign or transfer any of its rights hereunder except that Recipient may pledge (and hereby notifies the Performance Guarantor that it has pledged) Recipient's right, title and interest hereunder to the Agent, for the benefit of the Purchasers, under the Purchase Agreement.

     Section 14. Amendments and Waivers. No amendment or waiver of any provision of this Undertaking nor consent to any departure by Performance Guarantor therefrom shall be effective unless the same shall be in writing and signed by Recipient, the Agent and Performance Guarantor. No failure on the part of Recipient to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

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     Section 15.  Notices.  All notices and other  communications  provided  for hereunder shall be made in writing and shall be addressed as follows: if to Performance Guarantor, at the address set forth beneath its signature hereto, and if to Recipient, at the addresses set forth beneath its signature hereto, or at such other addresses as each of Performance Guarantor or any Recipient may designate in writing to the other. Each such notice or other communication shall be effective (a) if given by telecopy, upon the receipt thereof, (b) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this Section 15.

     Section  16.  GOVERNING  LAW.  THIS  UNDERTAKING   SHALL  BE  CONSTRUED  IN
ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

     Section 17. CONSENT TO JURISDICTION. EACH OF PERFORMANCE GUARANTOR AND RECIPIENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERTAKING, THE AGREEMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH OR DELIVERED THEREUNDER AND EACH OF PERFORMANCE GUARANTOR AND RECIPIENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

     Section 18. Bankruptcy Petition. Performance Guarantor hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of Recipient, it will not institute against, or join any other Person in instituting against, Recipient any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section 19. Miscellaneous. This Undertaking constitutes the entire agreement of Performance Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Undertaking shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations. The provisions of this Undertaking are severable, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Performance Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Performance Guarantor's liability under this Undertaking, then, notwithstanding any other provision of this Undertaking to the contrary, the amount of such liability shall, without any further action by Performance Guarantor or Recipient, be automatically limited and reduced to the

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highest  amount that is valid and  enforceable  as  determined in such action or
proceeding.   Any  provisions  of  this  Undertaking  which  are  prohibited  or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise specified, references herein to "Section" shall mean a reference to sections of this Undertaking.

                             signature page follows


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     IN WITNESS WHEREOF, Performance Guarantor has caused this Undertaking to be executed and delivered as of the date first above written.

                                    INVACARE CORPORATION


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: _____________________________

                                    Address for Notices:

                                    One Invacare Way
                                    Elyria, Ohio 44036

                                    Attention: Ronn Claussen
                                    Phone:  (440) 329-6210
                                    Fax:    (440) 366-9672


Acknowledged and accepted:

INVACARE RECEIVABLES CORPORATION

By: ________________________________
Name:  _____________________________
Title:  ______________________________


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                                   SCHEDULE A

                      COMMITMENTS OF FINANCIAL INSTITUTIONS


        FINANCIAL INSTITUTION                                       COMMITMENT

        JPMorgan Chase Bank, N.A.                                   $100,000,000


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                                   SCHEDULE B
                     DOCUMENTS TO BE DELIVERED TO THE AGENT
                       ON OR PRIOR TO THE INITIAL PURCHASE